                                                                   Exhibit 10.13

                           DB SOFTWARE SOLUTIONS, LLC

                      a Delaware Limited Liability Company



                               OPERATING AGREEMENT






                               September 27, 2001

ARTICLE I DEFINITIONS..........................................................................................    2

      1.1      "Accounting Period".............................................................................    2
                -----------------
      1.2      "Act"...........................................................................................    2
                ---
      1.3      "Affiliate".....................................................................................    2
                ---------
      1.4      "Agreement".....................................................................................    2
                ---------
      1.5      "Appraiser".....................................................................................    2
                ---------
      1.6      "Aztec".........................................................................................    2
                -----
      1.7      "Aztec STSL"....................................................................................    2
                ----------
      1.8      "Aztec STSL Software Development Agreement".....................................................    2
                -----------------------------------------
      1.9      "Bankruptcy"....................................................................................    2
                ----------
      1.10     "Budget"........................................................................................    2
                ------
      1.11     "Capital Account"...............................................................................    2
                ---------------
      1.12     "Capital Contribution"..........................................................................    3
                --------------------
      1.13     "Certificate of Formation"......................................................................    3
                ------------------------
      1.14     "Chief Operating Officer".......................................................................    3
                -----------------------
      1.15     "Code"..........................................................................................    3
                ----
      1.16     "Collateral Agreements".........................................................................    3
                ---------------------
      1.17     "Confidential Information"......................................................................    3
                ------------------------
      1.18     "Damages".......................................................................................    4
                -------
      1.19     "Deadlock"......................................................................................    4
                --------
      1.20     "Defaulting Member".............................................................................    4
                -----------------
      1.21     "Dissolution"...................................................................................    4
                -----------
      1.22     "Dissolution Event".............................................................................    4
                -----------------
      1.23     "Effective Date"................................................................................    5
                --------------
      1.24     "Embarcadero"...................................................................................    5
                -----------
      1.25     "Embarcadero Software Development Agreement"....................................................    5
                ------------------------------------------
      1.26     "Event of Default"..............................................................................    5
                ----------------
      1.27     "Exchange Act"..................................................................................    5
                ------------
      1.28     "Fiscal Year"...................................................................................    5
                -----------
      1.29     "Force Majeure".................................................................................    5
                -------------
      1.30     "Force Majeure Event"...........................................................................    5
                -------------------
      1.31     "Initial Contribution"..........................................................................    6
                --------------------
      1.32     "Intellectual Property".........................................................................    6
                ---------------------
      1.33     "LLC"...........................................................................................    6
                ---
      1.34     "Management Committee"..........................................................................    6
                --------------------

      1.35     "Member(s)".....................................................................................    6
                ---------
      1.36     "Membership Interest"...........................................................................    6
                -------------------
      1.37     "Net Income" or "Net Loss"......................................................................    6
                ----------      --------
      1.38     "Percentage Interest"...........................................................................    6
                -------------------
      1.39     "Purpose".......................................................................................    6
                -------
      1.40     "Person"........................................................................................    6
                ------
      1.41     "Regulatory Allocations"........................................................................    6
                ----------------------
      1.42     "Right of First Refusal"........................................................................    6
                ----------------------
      1.43     "SEC"...........................................................................................    6
                ---
      1.44     "Secretary".....................................................................................    6
                ---------
      1.45     "Securities Act"................................................................................    6
                --------------
      1.46     "Strategic Plan"................................................................................    7
                --------------
      1.47     "Substitute Member".............................................................................    7
                -----------------
      1.48     "Treasurer".....................................................................................    7
                ---------
      1.49     "Treasury Regulations"..........................................................................    7
                --------------------
      1.50     "Tax Matters Member"............................................................................    7
                ------------------
      1.51     "Withholding Advance"...........................................................................    7
                -------------------

ARTICLE II FORMATION OF THE LLC AND RELATED MATTERS............................................................    7

      2.1      Formation of the LLC............................................................................    7
      ---      --------------------
      2.2      Name and Principal Place of Business of the LLC.................................................    7
      ---      -----------------------------------------------
      2.3      Delaware Registered Office and Agent for Services of Process....................................    7
      ---      ------------------------------------------------------------
      2.4      Purpose.........................................................................................    7
      ---      -------
      2.5      Term............................................................................................    7
      ---      ----
      2.6      Approval of Collateral Agreements; Commitment to Perform Obligations............................    8
      ---      --------------------------------------------------------------------
      2.7      Management to Carry Out Budget and Strategic Plan...............................................    8
      ---      -------------------------------------------------
      2.8      Bank Accounts...................................................................................    8
      ---      -------------
      2.9      Insurance.......................................................................................    8
      ---      ---------
      2.10     Power of Attorney...............................................................................    8
      ----     -----------------

ARTICLE III MEMBERSHIP.........................................................................................    8

      3.1      Members.........................................................................................    8
      ---      -------
      3.2      Representations and Warranties..................................................................    9
      ---      ------------------------------
      3.3      Resignation or Withdrawal of a Member...........................................................    9
      ---      -------------------------------------
      3.4      Assignment of Membership Interest; Admission of Substitute Members.............................    10
      ---      ------------------------------------------------------------------

ARTICLE IV CONTRIBUTIONS TO CAPITAL...........................................................................    10

      4.1      Initial Contribution...........................................................................    10
      ---      --------------------
      4.2      Additional Contributions.......................................................................    10
      ---      ------------------------

ARTICLE V ACTION BY MEMBERS...................................................................................    10

      5.1      Meetings of Members............................................................................    10
      ---      -------------------
      5.2      Annual Meetings................................................................................    11
      ---      ---------------
      5.3      Special Meetings...............................................................................    11
      ---      ----------------
      5.4      Quorum.........................................................................................    11
      ---      ------
      5.5      Validity of Proxies............................................................................    12
      ---      -------------------
      5.6      Waiver of Notice...............................................................................    12
      ---      ----------------
      5.7      Action Without Meeting.........................................................................    12
      ---      ----------------------
      5.8      Member Vote Required...........................................................................    12
      ---      --------------------
      5.9      Approval By Members............................................................................    12
      ---      -------------------

ARTICLE VI I MANAGEMENT COMMITTEE.............................................................................    13

      6.1      Certain Management by Management Committee.....................................................    13
      ---      ------------------------------------------
      6.2      Management Committee Number, Nominees, Vacancies...............................................    13
      ---      ------------------------------------------------
      6.3      Meetings of The Management Committee; Quorum and Decisions; Observer Rights....................    14
      ---      ----------------------------------------------------------------------------
      6.4      Action Without Meeting.........................................................................    15
      ---      ----------------------
      6.5      Compensation and Reimbursement of Members of the Management Committee..........................    15
      ---      ---------------------------------------------------------------------
      6.6      Amendment of Certificate of Formation or Agreement.............................................    15
      ---      --------------------------------------------------

ARTICLE VII LLC OFFICERS, EMPLOYEES AND CONSULTANTS...........................................................    16

      7.1      Election of Officers; Required Officers; Initial Officers......................................    16
      ---      ---------------------------------------------------------
      7.2      Term of Office; Duties.........................................................................    16
      ---      ----------------------
      7.3      Reporting of Officers..........................................................................    16
      ---      ---------------------
      7.4      Compensation of Officers.......................................................................    16
      ---      ------------------------
      7.5      Duties of Chief Operating Officer..............................................................    16
      ---      ---------------------------------
      7.6      Duties of Treasurer............................................................................    17
      ---      -------------------
      7.7      Duties of Secretary............................................................................    17
      ---      -------------------
      7.8      Certain Standards of Care......................................................................    17
      ---      -------------------------
      7.9      Resignation of Officers; Removal...............................................................    18
      ---      --------------------------------

ARTICLE VIII ACCOUNTING AND RECORDS...........................................................................    18

      8.1      Distributions..................................................................................    18
      ---      -------------
      8.2      Allocations of Net Profit and Net Loss.........................................................    19
      ---      --------------------------------------
      8.3      Tax Allocations................................................................................    20
      ---      ---------------

ARTICLE IX ACCOUNTING AND RECORDS.............................................................................    21

      9.1      Financial Statements...........................................................................    21
      ---      --------------------
      9.2      Supervision; Inspection of Books...............................................................    21
      ---      --------------------------------
      9.3      Reliance on Records and Books of Account.......................................................    21
      ---      ----------------------------------------
      9.4      Tax Returns....................................................................................    22
      ---      -----------
      9.5      Tax Matters Member.............................................................................    22
      ---      ------------------
      9.6      Annual Reports.................................................................................    22
      ---      --------------
      9.7      Other Financial and Accounting Reports.........................................................    22
      ---      --------------------------------------
      9.8      Delivery and Approval of Annual Budget and Strategic Plan......................................    22
      ---      ---------------------------------------------------------
      9.9      Inspection.....................................................................................    23
      ---      ----------
      9.10     Confidentiality................................................................................    23
      ----     ---------------

ARTICLE X SERVICES OF CHIEF OPERATING OFFICER.................................................................    23

      10.1     Secondment of Chief Operating Officer..........................................................    23
      ----     -------------------------------------
      10.2     Chief Operating Officer Services...............................................................    23
      ----     --------------------------------
      10.3     Removal or Resignation of Seconded Chief Operating Officer.....................................    23
      ----     ----------------------------------------------------------
      10.4     Employment of Seconded Chief Operating Officer.................................................    23
      ----     ----------------------------------------------
      10.5     Indemnity......................................................................................    24
      ----     ---------

ARTICLE XI INDEMNIFICATION AND LIMITATION OF LIABILITY........................................................    24

      11.1     Indemnification................................................................................    24
      ----     ---------------
      11.2     Liability for Finder's or Broker's Fees........................................................    25
      ----     ---------------------------------------
      11.3     Liability in Event of Default..................................................................    25
      ----     -----------------------------
      11.4     Limitation of Liability........................................................................    25
      ----     -----------------------

ARTICLE XII TERMINATION; WAIVER AND OTHER REMEDIES............................................................    26

      12.1     Termination....................................................................................    26
      ----     -----------
      12.2     Authority to Wind Up...........................................................................    27
      ----     --------------------
      12.3     Winding Up and Certificate of Cancellation.....................................................    27
      ----     ------------------------------------------
      12.4     Distribution of Assets.........................................................................    27
      ----     ----------------------
      12.5     Right of First Refusal Regarding Intellectual Property Rights of the LLC.......................    28
      ----     ------------------------------------------------------------------------

ARTICLE XIII DISPUTE RESOLUTION...............................................................................    28

      13.1     Negotiation between Executives.................................................................    28
      ----     -------------------------------
      13.2     Arbitration....................................................................................    29
      ----     -----------
      13.3     Arbitrator Decisions...........................................................................    29
      ----     --------------------
      13.4     Award of Arbitrators...........................................................................    29
      ----     --------------------
      13.5     Confidentiality................................................................................    29
      ----     ---------------
      13.6     Applicable Law; Disclosure.....................................................................    29
      ----     --------------------------
      13.7     Litigation.....................................................................................    30
      ----     ----------

ARTICLE XIV CONFIDENTIALITY...................................................................................    30

      14.1     Obligations of Confidentiality.................................................................    30
      ----     ------------------------------
      14.2     Certain Confidential Information...............................................................    30
      ----     --------------------------------
      14.3     Return of Confidential Information.............................................................    30
      ----     ----------------------------------
      14.4     No Other Rights................................................................................    30
      ----     ---------------
      14.5     Acknowledgment.................................................................................    30
      ----     --------------
      14.6     Disclosure Required by Law.....................................................................    31
      ----     --------------------------
      14.7     Exchange Act Disclosures.......................................................................    31
      ----     ------------------------
      14.8     Public Announcements...........................................................................    31
      ----     --------------------
      14.9     Survival of Provision..........................................................................    31
      ----     ---------------------

ARTICLE XV MISCELLANEOUS......................................................................................    31

      15.1     Further Assurances.............................................................................    31
      ----     ------------------
      15.2     Binding Effect.................................................................................    32
      ----     --------------
      15.3     Entire Agreement; Amendment....................................................................    32
      ----     ---------------------------
      15.4     Assignment.....................................................................................    32
      ----     ----------
      15.5     Notices........................................................................................    32
      ----     -------
      15.6     Electronic Data Interchange....................................................................    33
      ----     ---------------------------
      15.7     Severability...................................................................................    33
      ----     ------------
      15.8     Counting of Time...............................................................................    33
      ----     ----------------
      15.9     Non-Waiver.....................................................................................    33
      ----     ----------
      15.10    Disclaimer of Agency; No Right of Members to Commit or Bind LLC................................    33
      -----    ---------------------------------------------------------------
      15.11    Certain Third Parties..........................................................................    34
      -----    ---------------------
      15.12    No Exclusive Duty to LLC; No Rights to Participation or Income.................................    34
      -----    --------------------------------------------------------------
      15.13    No Grant of Rights.............................................................................    34
      -----    ------------------
      15.14    Expenses.......................................................................................    34
      -----    --------

      15.15    Captions.......................................................................................    34
      -----    --------
      15.16    Costs and Attorneys' Fees......................................................................    34
      -----    -------------------------
      15.17    Waiver Of Action For Partition.................................................................    35
      -----    ------------------------------
      15.18    Counterparts...................................................................................    35
      -----    ------------
      15.19    Official Language..............................................................................    35
      -----    -----------------

EXHIBITS

Exhibit A      DB Software Solutions-Embarcadero Software Development Agreement

Exhibit B      DB Software Solutions-Aztec Software Development Agreement

                         DB SOFTWARE SOLUTIONS, LLC
                           OPERATING AGREEMENT
                           -------------------


     This Operating Agreement (the "Agreement"), is entered into as of the 27th
                                    ---------
day of September, 2001 (the "Effective Date"), by and among Embarcadero
                             --------------
Technologies, Inc. a Delaware corporation with principal offices at 425 Market Street, Suite 425, San Francisco, California 94105 ("Embarcadero") and Aztec
                                                     -----------
Software, Inc., a California corporation, with principal offices at 3211 Scott Blvd., Suite 204, Santa Clara, California 95054 ("Aztec"), as the members (the
                                                  -----
"Members") of DB Software Solutions, LLC, a Delaware limited liability company
 -------
(the "LLC"), and the LLC. Terms not otherwise defined in this Agreement will
      ---
have the meanings set forth for such terms in Article I hereof.

                                 RECITALS
                                 --------

     WHEREAS, the Members have formed the LLC to develop data and database management software which enables customers to better design, develop and administer e-business applications and their underlying databases and such other matters as the Members may agree in writing with each other from time to time, as an amendment hereto; and

     WHEREAS, simultaneously with their execution and delivery hereof, Embarcadero and Aztec Software and Technology Services Limited, an Indian company and the sole owner of the outstanding capital stock of Aztec ("Aztec STSL") have each executed and delivered to the LLC a software development agreement, Embarcadero executing and delivering an agreement between Embarcadero and the LLC, which grants Embarcadero a right of first refusal to purchase any software developed by the LLC and by which the LLC will provide certain software development services to Embarcadero, in the form set forth at Exhibit A (the
                                                              ---------
"Embarcadero Software Development Agreement"), and Aztec STSL executing and delivering an agreement between Aztec STSL and the LLC by which Aztec STSL will provide certain software development services to the LLC, in the form set forth at Exhibit B (the "Aztec STSL Software Development Agreement"); and
   ---------

     WHEREAS, in addition to the software development services described above, the LLC may enter into and perform software development services under agreements with third parties; and

     WHEREAS, the Members and the LLC desire to enter into this Agreement, to set forth the respective ownership interests of the Members in the LLC and the principles by which the LLC will be operated and governed.

     NOW, THEREFORE, in consideration of mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

     The following terms will have the meanings set forth below for purposes of this Agreement:

     1.1 "Accounting Period" means, for each Fiscal Year, the period beginning
          -----------------
on January 1 and ending on December 31, provided that the first Accounting Period will commence on the date of formation of the LLC and will end on December 31, 2001, and provided, further, that a new Accounting Period will commence on any date on which a Substitute Member is admitted to the LLC.

     1.2 "Act" means the Limited Liability Company Act of Delaware.
         ---

     1.3 "Affiliate" means a Person who controls, is controlled by or is under
          ---------
the common control with (a) the referenced Member or (b) another Person. For purposes of this definition the word "control" (including, with correlative meaning, the terms "controlled by" or "is under the common control with") means the power to direct or cause the direction of the management and policies of such Persons, or the ownership of at least 50% of the voting stock or voting power of such Person if it is a legal entity.

     1.4 "Agreement" means this Operating Agreement as the same may be amended
          ---------
from time to time.

     1.5 "Appraiser" means an independent appraiser who has no material
          ---------
relationship with either Member, and who is experienced in determining the fair market value of data and database management software and other intellectual property.

     1.6 "Aztec" means Aztec Software, Inc., a California corporation.
          -----

     1.7 "Aztec STSL" means Aztec Software and Technology Services Limited, an
          ----------
Indian company.

     1.8 "Aztec STSL Software Development Agreement" will have the meaning set
          ----------
forth for such term in the recitals above.

     1.9 "Bankruptcy" means with respect to any Person that a petition has been
          ----------
filed by or against such Person as a "debtor" and the adjudication of such Person as a bankrupt under the provisions of the bankruptcy laws of any country have commenced, or that such Person has made an assignment for the benefit of its creditors generally or a receiver has been appointed for substantially all of the property and assets of such Person.

     1.10 "Budget" will have the meaning set forth for such term in Section 9.8
           ------
hereof.

     1.11 "Capital Account" means, for each Member, a separate account
           ---------------
maintained by the LLC in accordance with the following provisions:

          (a) Increases. The Capital Account of each Member will be increased
              ---------
by:

              (i)  Money and Property Contributed. The amount of money and the
                   ------------------------------
fair market value of any property contributed to the LLC by such Member (net of any liabilities secured by such property), and

              (ii) Share of Net Income Etc. Such Member's share of Net Income
                   -----------------------
(or items thereof) and other items of LLC income and gain allocated to it pursuant to this Agreement; and

               (b) Decreases. The Capital Account of each Member will be
                   ---------
decreased by:

                   (i)  Money And Property Distributed. The amount of money and
                        ------------------------------
the fair market value of any property distributed by the LLC to such Member pursuant to the provisions of this Agreement (net of any liabilities secured by such property), and

                   (ii) Share of Net Loss. Such Member's share of Net Loss (or
                        -----------------
items thereof) and other items of LLC loss and deduction allocated to it pursuant to this Agreement.

     1.12 "Capital Contribution" of a Member means the contribution by such
           --------------------
Member to the LLC pursuant to ARTICLE IV hereof.

     1.13 "Certificate of Formation" will have the meaning set forth for such
           ------------------------
term in Section 2.1 hereof.

     1.14 "Chief Operating Officer"will be the chief operating officer of the
          ------------------------
LLC as appointed pursuant to Section 7.1 hereof.

     1.15 "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     1.16 "Collateral Agreements" means the Embarcadero Software Development
           ---------------------
Agreement and the Aztec STSL Software Development Agreement.

     1.17 "Confidential Information" means, with respect to a party hereto,
           ------------------------
information that is owned or controlled by such party, its Affiliates or sublicensees, that is disclosed by such party to the one or both of the other parties hereto pursuant to this Agreement, and that is identified by the disclosing party in writing, or is acknowledged by the receiving party in writing, to be confidential to the disclosing party or to a third party at the time of disclosure to the receiving party if disclosed in tangible form, or within 30 days after disclosure if disclosed orally, provided that Confidential Information will not include any information which:

          (a) Already Known Without Breach. Was already known to the receiving
              ----------------------------
party, without breach of any obligation of confidentiality by any party hereto, at the time of disclosure by the disclosing party;

          (b) Generally Available or In Public Domain Without Breach. Was
              ------------------------------------------------------
generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party by the disclosing party, or later becomes available to the public or otherwise part of the public domain, in either event without breach of any obligation of confidentiality by the receiving party;

          (c) Freely Disclosed By Certain Third Parties. Was disclosed to the
              -----------------------------------------
receiving party, other than under an obligation of confidentiality, by a third party who had no obligation to the disclosing party not to disclose such information to others;

          (d) Required To Be Disclosed. Is required to be disclosed pursuant to
              ------------------------
law, subject to the protective provisions set forth in Section 14.6 hereof; or

          (e) Independently Developed. The receiving party can document was
              -----------------------
subsequently and independently developed by employees or others on behalf of the receiving party without use of any Confidential Information disclosed to the receiving party or such others by the disclosing party and without breach of any obligation of confidentiality.

     1.18 "Damages" means all costs, liabilities, obligations, damages, fines,
           -------
penalties, deficiencies, losses and judgments, including incidental and consequential damages and reasonable fees and costs of attorneys, accountants, and other customary and commercially reasonable advisors, in each case after the application of any amounts recoverable under insurance contracts or similar arrangements and from other third parties, by the Person claiming indemnity under this Agreement.

     1.19 "Deadlock" means the inability of the Management Committee or the
           --------
Members to resolve a dispute that materially affects the operations of the LLC, including without limitation the failure of the Management Committee and/or the Members to timely agree on the Budget and/or Strategic Plan for the LLC, as provided in Section 9.8 hereunder, or the failure of the Management Committee to agree on the appointment of the Chief Operating Officer, Treasurer or Secretary, as provided in Section 7.1 hereof or the removal of the Chief Operating Officer, Treasurer or Secretary, as provided for in Section 7.9 hereof.

     1.20 "Defaulting Member" will have the meanings set forth for such terms in
           -----------------
Section 1.25 hereof.

     1.21 "Dissolution" of a Member means that such Member has terminated its
           -----------
existence, whether partnership or corporate, wound up its affairs and dissolved.

     1.22 "Dissolution Event" as to a Member means:
           -----------------

          (a) Attachment, Etc. Attachment, execution or other judicial seizure
              ---------------
of all or any substantial part of a Member's assets, such attachment, execution or seizure being with respect to an amount not less than US$100,000, or of a Member's interest in the LLC, or any part thereof, and in each case remaining undismissed or undischarged for a period of 15 days after the levy thereof, if the occurrence of such attachment, execution or other judicial seizure would, in the good faith judgment of the other Member, communicated in writing to the Member subject such levy, reasonably tend to have a materially adverse effect upon the performance by such Member subject to such levy of its obligations under this Agreement, provided that such attachment, execution or seizure will not constitute a Dissolution Event if such Member posts a bond sufficient to fully satisfy the amount of such claim or judgment within 15 days after the levy thereof and the LLC's assets are thereby released from the lien of such attachment; and/or

          (b) Bankruptcy or Dissolution of Member. The Bankruptcy or Dissolution
              -----------------------------------
of a Member.

     1.23 "Effective Date" will have the meaning set forth for such term in the
           --------------
recitals above.

     1.24 "Embarcadero" means Embarcadero Technologies, Inc., a Delaware
           -----------
corporation.

     1.25 "Embarcadero Software Development Agreement" will have the meaning set
           ------------------------------------------
forth for such term in the recitals above.

     1.26 "Event of Default" means with respect to a Member (the "Defaulting
           ----------------                                       ----------
Member") if such Member fails to perform or violates any material term or
------
condition of this Agreement or any Collateral Agreement to which such Member is a party and such failure or violation continues for 30 days after such Member has been given written notice thereof by the other Members or the Management Committee. An Event of Default will be deemed to have occurred, with Aztec being the Defaulting Member, if Aztec STSL fails to perform or violates any material term or condition of the Aztec STSL Software Development Agreement and such failure or violation continues for 30 days after Aztec or Aztec STSL has been given written notice thereof by Embarcadero or the Management Committee.

     1.27 "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

     1.28 "Fiscal Year" means the period from January 1 to December 31 of each
           -----------
year, or as otherwise required by law or as otherwise determined by the Management Committee.

     1.29 "Force Majeure" means, as to a Member, circumstances beyond such
           -------------
Member's reasonable control and that by the exercise of commercially reasonable due diligence it is unable to prevent. Circumstances beyond the reasonable control of a Member include, but are not limited to, fire, strikes, insurrections, riots, embargoes, shortages, war time rationing or preferences, delays in transportation, inability to obtain supplies of raw materials or requirements or regulations of any government or any other civil or military authority in the relevant jurisdiction.

     1.30 "Force Majeure Event" means an event of Force Majeure which continues
           -------------------
for at least 60 continuous days, on a week-to-week calculation.

     1.31 "Initial Contribution" has the meaning set forth for such term in
           --------------------
Section 4.1 hereof.

     1.32 "Intellectual Property" has the meaning set forth for such term in
           ---------------------
Section 12.5(a) hereof.

     1.33 "LLC" means DB Software Solutions, LLC, a Delaware limited liability
           ---
company.

     1.34 "Management Committee" means the Management Committee of the LLC.
           ---------------------

     1.35 "Member(s)" means Aztec, Embarcadero or any other Person who holds a
           ---------
membership interest in the LLC.

     1.36 "Membership Interest" means the interest of a Member in the LLC.
           -------------------

     1.37 "Net Income" or "Net Loss" means, respectively, the net book income or
           ----------      --------
loss of the LLC for any relevant period as calculated in accordance with U.S. generally accepted accounting principles.

     1.38 "Percentage Interest" means 50% for Embarcadero and 50% for Aztec.
           -------------------

     1.39 "Purpose" means the purpose of the LLC, which is to develop data and
           -------
database management software enabling customers to better design, develop and administer e-business applications and their underlying databases, which customers are intended to be technology professionals responsible for e-business applications and their underlying databases in corporations and other entities worldwide.

     1.40 "Person" means a natural person, corporation, partnership (whether
           ------
general or limited), a limited liability company, or any trust, estate, association, custodian, nominee or any other individual or entity in its own or representative capacity, and in each case as to a legal entity whether formed under the laws of the United States or of any state thereof or of any non-United States jurisdiction.

     1.41 "Regulatory Allocations" will have the meaning set forth for such term
           ----------------------
in Section 8.3(b)(iv) hereof.

     1.42 "Right of First Refusal" will have the meaning set forth for such term
           ----------------------
in Section 12.5(a) hereof.

     1.43 "SEC" means the Securities and Exchange Commission.
           ---

     1.44 "Secretary" will be the secretary of the LLC as described in Section
           ---------
7.7 hereof.

     1.45 "Securities Act" means the Securities Act of 1933, as amended.
           --------------

     1.46 "Strategic Plan" will have the meaning set forth for such term in
           --------------
Section 9.8 hereof.

     1.47 "Substitute Member" means a Person who has, pursuant to this
           -----------------
Agreement, been admitted to all the rights of membership in the LLC as a Member.

     1.48 "Treasurer" will be the treasurer of the LLC Section 7.6 hereof.
           ---------

     1.49 "Treasury Regulations" means regulations issued pursuant to the Code.
           --------------------

     1.50 "Tax Matters Member" means Embarcadero.
           ------------------

     1.51 "Withholding Advance" will have the meaning set forth for such term in
           -------------------
Section 8.1(d)(ii) hereof.

                                  ARTICLE II
                    FORMATION OF THE LLC AND RELATED MATTERS
                    ----------------------------------------

     2.1 Formation of the LLC. The Members have formed the LLC pursuant to the
         --------------------

Delaware Limited Liability Company Act (the "Act") by causing a certificate of
                                             ---
formation (the "Certificate of Formation") for the LLC to be filed in the Office
                ------------------------
of the Secretary of State of Delaware, and by this Agreement intend to establish rules and regulations governing its ownership and control.

     2.2 Name and Principal Place of Business of the LLC. Unless and until
         -----------------------------------------------
amended in accordance with this Agreement and the Act, the name of the LLC will be DB Software Solutions, LLC. The principal place of business of the LLC will be located in Santa Clara, California or such other place as the Management Committee from time to time determines.

     2.3 Delaware Registered Office and Agent for Services of Process. The LLC
         ------------------------------------------------------------
will maintain a Delaware registered office and agent for service of process as required by Section 18-104 of the Act. The Delaware registered office and agent for service of process will be Corporation Service Company, 11013 Centre Road, Wilmington, Newcastle County, Delaware 19805, United States of America, or such other place and person as the Management Committee may designate.

     2.4 Purpose. The purpose of the LLC is to engage in any lawful act or
         -------
activity for which a limited liability company may be organized under the Act, including without limitation the entry by the LLC into and performance of obligations under agreements as necessary to carry out the Purpose.

     2.5 Term. The term of the LLC will commence upon the later to occur of (a)
         ----
the filing of a Certificate of Formation for the LLC in the office of the Secretary of State of Delaware or (b) the execution of this Agreement by the two Members, and will continue in perpetuity unless terminated earlier as provided herein.

     2.6 Approval of Collateral Agreements; Commitment to Perform Obligations.
         --------------------------------------------------------------------
The Members hereby approve, on behalf of the LLC, as of the Effective Date, the execution and delivery by the LLC of, and the LLC's performance of its obligations under, the Collateral Agreements. The Members and the LLC hereby agree and commit to performing their respective obligations under those of the Collateral Agreements to which they are a party or by which they are bound and Aztec agrees and commits to causing Aztec STSL to perform its obligations under the Aztec STSL Software Development Agreement.

     2.7 Management to Carry Out Budget and Strategic Plan. Upon approval by the
         -------------------------------------------------
Management Committee of each of the LLC's Budget and Strategic Plan as provided in Section 9.8 hereof, the LLC will implement and will conduct its affairs in accordance with the Budget and Strategic Plan.

     2.8 Bank Accounts. The LLC will maintain bank accounts in such banks as the
         -------------
Management Committee may designate exclusively for the deposit and disbursement of funds of the LLC. All funds received by the LLC will be promptly deposited in such accounts. The signatories on such account(s) will be determined from time to time by the Management Committee.

     2.9 Insurance. The LLC will be insured on its own behalf with insurers who
         ---------
maintain an A.M. Best rating of "A" or better for all property, liability and workers' compensation insurance and such other insurance as is required under applicable mortgages, leases, agreements and other instruments and statutes, or as determined by the Management Committee, and such insurance covering the officers of the LLC or members of the Management Committee as the Management Committee determines to be appropriate or necessary.

     2.10 Power of Attorney. By signing this Agreement, each Member designates
          -----------------
and appoints the Chief Operating Officer of the LLC, and in his or her absence, the Secretary of the LLC, as such Member's true and lawful attorney, in such Member's name, place and stead, to make, execute, sign and file such instruments, documents or certificates which may from time to time be required by the laws of the United States and the State of Delaware and any political subdivision thereof or any other state or political subdivision in which the LLC will do business to carry out the purposes of this Agreement, except where such action requires the express approval of such Members hereunder. Such attorney is not hereby granted any authority on behalf of the undersigned Members to amend this Agreement. The Management Committee will provide to the Members copies of all documents executed pursuant to the power of attorney contained in this
Section 2.10.

                                   ARTICLE III
                                   MEMBERSHIP
                                   ----------

     3.1 Members. The initial Members of the LLC will be Embarcadero and Aztec.
         -------
Additional Persons may be admitted to the LLC as a Member only upon the prior written consent of both Members and upon such terms and conditions as the Management Committee and both of the Members agree, and that both Members and the LLC agree in writing with such additional Person as an amendment hereto.

     3.2 Representations and Warranties. Each Member hereby severally represents
         ------------------------------
and warrants to the LLC and to the other Member as follows:

          (a) Authorization. Such Member is a corporation, duly organized,
              -------------
validly existing, and in good standing under the law of its state of organization, and it has full power and authority to execute and enter into this Agreement and to perform its obligations hereunder, and all actions necessary for the due authorization, execution, delivery and performance by such Member of this Agreement have been duly taken;

          (b) Compliance with Other Instruments. Such Member's authorization,
              ---------------------------------
execution, delivery, and performance of this Agreement do not conflict with any other agreement or arrangement to which such Member is a party or by which it is bound;

          (c) Purchase Entirely for Own Account. Such Member is acquiring its
              ---------------------------------
Membership Interest in the LLC for such Member's own account for investment purposes only and not with a view to or for the resale, distribution, subdivision or fractionalization thereof and has no contract understanding, undertaking, agreement or arrangement of any kind with any Person to sell, transfer or pledge to any Person such Membership Interest or any part thereof nor does such Member have any plans to enter into any such agreement;

          (d) Investment Experience. By reason of its business or financial
              ---------------------
experience, such Member has the capacity to protect its own interests in connection with the transactions contemplated hereunder, is able to bear the risks of an investment in the LLC, and at the present time could afford a complete loss of such investment;

          (e) Disclosure of Information. Such Member is aware of the LLC's
              -------------------------
business affairs and financial condition and has acquired sufficient information about the LLC to reach an informed and knowledgeable decision to acquire an interest in the LLC; and

          (f) Federal and State Securities Laws. If federal and state securities
              ---------------------------------
laws apply to the Membership Interests, such Member acknowledges that the Membership Interests have not been registered under the Securities Act or any state securities laws, inasmuch as they are being acquired in a transaction not involving a public offering, and under such laws, may not be resold or transferred by such Member without appropriate registration or the availability of an exemption from such requirements. In this connection, such Member represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     3.3 Resignation or Withdrawal of a Member. Except as specifically provided
         -------------------------------------
herein, no Member may withdraw from membership in the LLC or withdraw such Member's interest in the capital of the LLC.

     3.4 Assignment of Membership Interest; Admission of Substitute Members.
         ------------------------------------------------------------------
Neither Member may transfer, sell, encumber, mortgage, assign or otherwise dispose of any portion of its Membership Interest except on such terms, including any amendment hereto, as the other Member may agree in writing. Any purported transfer, sale, encumbrance, mortgage, assignment, or disposition of a Membership Interest in contravention of this Section 3.4 will be void and of no effect to, on or against the LLC, any Member, any creditor of the LLC or any claimant against the LLC. Notwithstanding any other provision of this Agreement, no Person will be admitted as a Substitute Member and admitted to all the rights of such Member who assigned its respective Membership Interest, without the prior written approval of both Members. If so admitted, the Substitute Member will have all the rights and powers of, and will be subject to all the restrictions and liabilities of, such Member who originally assigned the Membership Interest. The admission of a Substitute Member will not release either Member who previously assigned its Membership Interest from any liability of such assigning Member to the LLC that may have existed before such substitution. Consents required hereunder may be given in advance of any transfer by any writing signed by a Member. A Substitute Member, upon admission to the LLC, will be a Member for all purposes thereafter.

                             ARTICLE IV
                       CONTRIBUTIONS TO CAPITAL
                       ------------------------

     4.1 Initial Contribution. Upon written demand by the Management Committee
         --------------------
to each of Embarcadero and Aztec, Embarcadero will contribute to the LLC, as Embarcadero's Initial Capital Contribution to the LLC, a total of US$1,000,000 in cash and Aztec will also contribute to the LLC, as Aztec's Initial Capital Contribution to the LLC, a total of US$1,000,000 in cash.

     4.2 Additional Contributions. No Member shall be required or permitted to
         ------------------------
make any additional Capital Contribution except as otherwise agreed by the Members.

                                    ARTICLE V
                                ACTION BY MEMBERS
                                -----------------

     5.1 Meetings of Members. All meetings of Members for the election of
         -------------------
members of the Management Committee will be held in Santa Clara, California, at such place as may be fixed from time to time by the Management Committee, or at such other place as is designated from time to time by the Management Committee in writing in the notice to the Members of such meeting. Meetings of Members for any other purpose may be held at such time and place, within or without the State of Delaware, as will be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Members may participate in a meeting of Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting.

     5.2 Annual Meetings.
         ---------------

          (a) Date and Time. Annual meetings of Members, commencing with the
              -------------
year 2002, will be held on such date and at such time as will be designated from time to time by the Management Committee and stated in the notice of the meeting, at which the Members will elect the Management Committee, and transact such other business as may properly be brought before the meeting.

          (b) Notice of Annual Meetings. Written notice of the annual meeting
              -------------------------
stating the place, date and hour of the meeting will be given to each Member at such meeting not less than seven nor more than 60 days before the date of the meeting.

     5.3 Special Meetings.
         ----------------

          (a) Call of Special Meetings. Special meetings of the Members, for any
              ------------------------
purpose, may be called by the Management Committee at any time and will be called by the Management Committee at the request in writing of either Member, in which case a copy of which request will be sent to the other Member. A request for a meeting of the Members initiated by the Management Committee or by either Member will state the purpose of the proposed meeting. A special meeting of the Members for the election of Management Committee members may be called by either Member, upon at least seven days prior written notice to the other Member and to the Management Committee.

          (b) Notice of Special Meetings. Written notice of a special meeting
              --------------------------
stating the place, date and hour of the meeting, and the purpose for which the meeting is called, will be given not less than seven nor more than 60 days before the date of the meeting, to each Member.

          (c) Business To Be Conducted At Special Meeting. Business transacted
              -------------------------------------------
at any special meeting of the Members will be limited to the purposes stated in the notice of such meeting.

     5.4 Quorum.
         ------

          (a) Quorum. The presence of both Members or their proxies at a meeting
              ------
of the Members will constitute a quorum at all meetings of Members for the transaction of business except as otherwise provided by statute.

          (b) Lack of Quorum; Adjournment. If, however, a quorum is not present
              ---------------------------
or represented at any meeting of the Members, the Members present in person, or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. Upon resumption of an adjourned meeting, any business may be transacted that might have been transacted before the meeting was adjourned. If the adjournment is for more than 30 days, or if after the adjournment a new date is fixed for the adjourned meeting, written notice of the adjourned meeting will be given to each Member and to the Management Committee.

     5.5 Validity of Proxies. No proxy shall be valid three years after its date
         -------------------
of execution, unless such proxy expressly provides for a longer period.

     5.6 Waiver of Notice. Any notice of a meeting of the Members required by
         ----------------
this Agreement or the Act may be waived by a Member in writing and shall be deemed to be waived by a Member by attending any meeting of the Members without preserving their objection to the required notice.

     5.7 Action Without Meeting. Except to the extent otherwise required by the
         ----------------------
Act, any action which may be taken by the Members at a meeting may be taken by unanimous written consent signed by all Members.

     5.8 Member Vote Required. Except to the extent otherwise required by the
         --------------------
Act or as otherwise set forth in this Agreement, any action or item requiring the approval of the Members, the consent of the Members, the affirmative vote of the Members or the like, will require the unanimous approval, consent, vote or the like of both Members.

     5.9 Approval By Members. The following will require approval by each Member
         -------------------
in writing in addition to approval by the Management Committee:

          (a) Amendment. Any amendment of the Certificate of Formation of the
              ---------
LLC or of this Agreement;

          (b) Admission. Admission of an additional Member or a Substitute
              ---------
Member;

          (c) Additional Capital Contributions. The call for voluntary
              --------------------------------
contribution of additional Capital Contributions of a Member;

          (d) Issuance of Additional Membership Interests. Issuance of
              -------------------------------------------
Membership Interests to any Person not a Member;

          (e) Certain Approvals as to Budget, Strategic Plan, Alteration of
              -------------------------------------------------------------
Primary Purpose or Business of the LLC. Approval of (i) the Budget on an annual
--------------------------------------
basis, and any material modification to the Budget, and (ii) the Strategic Plan and any material modification thereto, and (iii) any alteration of the Purpose of the LLC, whether in this Agreement or any other agreement to which the LLC is a party;

          (f) Dissolution Vote. A vote to dissolve the LLC;
              ----------------

          (g) Sale of LLC Assets. The sale, exchange or other disposition of
              ------------------
all, or substantially all, of the LLC's assets as part of a single transaction or plan;

          (h) Merger. The merger of the LLC with any other Person or any
              ------
recapitalization of the LLC, including any reincorporation of the LLC into a jurisdiction other than Delaware; and

          (i) Compromise or Return. A decision by the Management Committee to
              --------------------
compromise the obligation of a Member to return money or property paid or distributed unlawfully from the LLC, or of the obligation of a Member for a Capital Contribution to the LLC as otherwise provided herein.

                                   ARTICLE VII
                              MANAGEMENT COMMITTEE
                              --------------------

     6.1 Certain Management by Management Committee. Except for situations in
         ------------------------------------------
which the approval of the Members is required by the Act or this Agreement, and except to the extent managed by the officers of the LLC under the supervision of the Management Committee, the LLC will be managed and controlled by the Management Committee. The Management Committee may exercise all powers of the LLC consistent with the Purpose of the LLC and may do all such lawful acts and things to achieve the Purpose as are not by the Act, the Certificate of Formation, or this Agreement, directed or required to be exercised or done by the Members themselves. It is intended that the powers and authority of the Management Committee will be substantially the same as the powers and authority of a Board of Directors of a corporation formed under the laws of the State of Delaware. Without limiting the foregoing, the following will require approval by the Management Committee:

          (a) Certain Agreements. Any agreement committing the LLC to an
              ------------------
obligation in excess of, or any single expenditure or related expenditures by the LLC in excess of, in each case, US$25,000;

          (b) Certain Liens and Encumbrances. Creation of any lien or
              ------------------------------
encumbrance on the assets of the LLC;

          (c) Certain Related Transactions. Any transaction between the LLC and
              ----------------------------
a Member, or with any Affiliate of a Member;

          (d) Transfer Prices and Royalties. Determination of transfer prices or
              -----------------------------
royalties to be paid by or to the LLC other than as is set forth in any of the Collateral Agreements;

          (e) Collateral Agreements. Termination of or amendment to any
              ---------------------
Collateral Agreement; and

          (f) Distributions. The making of any distribution to the Members.
              -------------

     6.2 Management Committee Number, Nominees, Vacancies. Unless otherwise
         ------------------------------------------------
agreed in writing by the Members as an amendment hereto, (a) the Management Committee will consist of four individuals, and (b) each Member individually will appoint two individuals, the initial Management Committee comprising of Raj Sabhlok and Stephen Wong, being the individuals initially appointed by Embarcadero, and William Chris Brown and A.G. Muralikrishnan, being the individuals initially appointed by Aztec. Each Member will notify the other Members in writing, reasonably in advance of the date of election of the Management

Committee as to the nominee(s) of the notifying Member. Each Member will appoint and replace its appointed members of the Management Committee during the existence of the LLC, and any such substitutions will be notified in writing reasonably in advance of such substitution, by the Member who substitutes such individual. Individuals serving on the Management Committee will hold office until the next meeting, whether annual or special, of Members, at which the Management Committee is elected and such duly elected member of the Management Committee are qualified. Each Member will vote for the election to the Management Committee of its own nominees as well as those nominated by the other Members. Any member of the Management Committee may resign at any time by giving written notice thereof to each Member and to the Management Committee.

     6.3 Meetings of The Management Committee; Quorum and Decisions; Observer
         --------------------------------------------------------------------
Rights.
------

          (a) Meetings of The Management Committee. The Management Committee may
              ------------------------------------
hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Management Committee will be held upon at least seven days' written notice at times and places determined by the Management Committee. Special meetings of the Management Committee may be called by any member of the Management Committee on at least four days' prior notice to each member of the Management Committee by mail or at least 48 hours' prior notice to each member of the Management Committee either personally or by telegram or facsimile transmission. Special meetings of the Management Committee may also be called by a member of the Management Committee on receipt of the written request of a Member. Members of the Management Committee may participate in a meeting of the Management Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting. Materials to be considered at any meeting of the Management Committee will be distributed to the Members and to each member of the Management Committee at least seven days prior to the meeting, and draft minutes of each such meeting will be distributed to the Members and to each member of the Management Committee within 30 days after the relevant meeting.

          (b) Quorum and Decisions. At all meetings of the Management Committee,
              --------------------
three members of the Management Committee will constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Management Committee, the members of the Management Committee present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. All decisions required by law to be made, or chosen to be made, by the Management Committee at a meeting of the Management Committee will require the consent of a majority of the members of the Management Committee present at such meeting; provided, however, that at least one member of the Management Committee appointed by Embarcadero and at least one member of the Management Committee appointed by Aztec must consent to such action. Each member of the Management Committee shall have one vote.

          (c) Observer Rights. Each Member may have one or more observers
              ---------------
present as guests at any meeting of the Management Committee. The number of such observers at a given meeting for a given Member will be determine in good faith by the Management Committee. Each such attending observer will comply with such reasonable confidentiality procedures, including exclusion during certain portions of Management Committee meetings to be determined by the Management Committee, and execution of such customary confidentiality agreements, as the Management Committee may request. Upon reasonable notice and at a scheduled meeting of the Management Committee or such other time, if any, as the Management Committee may determine in its sole discretion, the observer may address the Management Committee with respect to such Member's concerns regarding significant business issues facing the LLC. The LLC will, subject to such observer's execution of such customary confidentiality agreements as the Management Committee requests, give to such observer copies of all notices, minutes, consents and other material that the LLC provides to the members of the Management Committee. The LLC's obligations under this Section 6.3(c) will terminate upon the termination of the LLC or when there is only one Member.

          (d) Waiver of Notice. Any notice of Management Committee meetings
              ----------------
required by this Agreement or the Act may be waived by a member of the Management Committee in writing and shall be deemed to be waived by a member of the Management Committee by attending any meeting of the Management Committee without preserving their objection to the required notice.

     6.4 Action Without Meeting. Any action required or permitted to be taken at
         ----------------------
any meeting of the Management Committee thereof may be taken without a meeting, if each member of the Management Committee consents thereto in writing and such writing is filed with the minutes of proceedings of the Management Committee.

     6.5 Compensation and Reimbursement of Members of the Management Committee.
         ---------------------------------------------------------------------
The LLC will pay each member of the Management Committee such member's reasonable travel, lodging and related expenses, if any, of attendance at each meeting of the Management Committee, upon submission to the LLC by such member of the Management Committee of reasonably detailed invoices therefor. Members of the Management Committee may be paid, by the LLC, a fixed sum for attendance at each meeting of the Management Committee or a stated salary as a member of the Management Committee, in each case as determined by the Management Committee. No such payment will preclude any member of the Management Committee from serving the LLC in any other capacity and receiving compensation therefor.

     6.6 Amendment of Certificate of Formation or Agreement. The Management
         --------------------------------------------------
Committee will have the duty and authority to amend the Certificate of Formation or this Agreement as and to the extent necessary to reflect any and all changes or corrections necessary or appropriate as a result of any action taken in accordance with the terms of this Agreement by the Members or by the Management Committee.

                                   ARTICLE VII
                     LLC OFFICERS, EMPLOYEES AND CONSULTANTS
                     ---------------------------------------

     7.1 Election of Officers; Required Officers; Initial Officers. The officers
         ---------------------------------------
of the LLC shall include a Chief Operating Officer, a Treasurer and a Secretary. The Management Committee may create other offices and elect such other officers as it deems appropriate. Any number of offices may be held by the same person. The Chief Operating Officer will be a person nominated by Aztec and approved by Embarcadero in writing and will be seconded to the LLC as described in ARTICLE X below. The Treasurer will be a person nominated by Embarcadero and approved by Aztec in writing. The Secretary will be a person nominated by Embarcadero and approved by Aztec in writing. The initial Chief Operating Officer will be Ashok Krishnamurthy the initial Treasurer will be Raj Sabhlok and the initial Secretary will be Raj Sabhlok.

     7.2 Term of Office; Duties. Each officer will hold office for such term as
         ----------------------
will be determined from time to time by the Management Committee. The duties of any officers other than the Chief Operating Officer, Treasurer and Secretary, which are set forth herein, and any lawful duties of such officers beyond those specified herein, will be established from time to time by the Management Committee.

     7.3 Reporting of Officers. The Chief Operating Officer, Treasurer,
         ---------------------
Secretary and any other officer of the LLC appointed by the Management Committee will report to the Management Committee.

     7.4 Compensation of Officers. The salaries and benefits, if any, of all
         ------------------------
officers and agents of the LLC will be fixed by the Management Committee; provided, however, that the no salary or benefits shall be provided by the LLC to the Chief Operating Officer, Treasurer or Secretary. The Chief Operating Officer shall not be an employee of the LLC but shall be seconded to the LLC by Aztec to provide services to the LLC as described in ARTICLE X hereof. The Treasurer and Secretary shall not be employees of the LLC but shall be seconded to the LLC by Embarcadero to provide services to the LLC and as such the salary and all other employment benefits or obligations due the Treasurer or Secretary shall be paid for or provided by Embarcadero, the employer of the Treasurer and Secretary.

     7.5 Duties of Chief Operating Officer. Subject to the limitations of this
         ---------------------------------
Section 7.5 or any action specifically reserved to the Management Committee or Members by this Agreement, the Chief Operating Officer will have general and active management of the day to day business and affairs of the LLC and will see that all orders and resolutions of the Management Committee are carried into effect. The Chief Operating Officer will have the authority to execute documents for, contract for, negotiate on behalf of and bind, and otherwise represent, the interests of the LLC as authorized by the Management Committee in any job description created by, or any resolution passed by, the Management Committee, except where required or permitted by this Agreement or by law to be otherwise signed and executed and except where the signing and execution thereof has been expressly delegated by the Management Committee to some other officer or agent of the LLC. Notwithstanding the foregoing, without separate Management Committee approval the Chief Operating Officer shall have no power to carry out any action outside the then applicable Budget and the then applicable Strategic Plan.

     7.6 Duties of Treasurer. Unless the Management Committee determines
         -------------------
otherwise, the powers and duties of the Treasurer will be as follows:

          (a) Accounts. To supervise and control the keeping and maintaining of
              --------
adequate and correct accounts of the LLC's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares, which books of account shall at all reasonable times be open to inspection by any member of the Management Committee, and to render to the Management Committee, whenever it may require, accounts of all transactions as Treasurer and of the financial condition of the LLC.

          (b) Custody. To have the custody of all funds, securities, evidences
              -------
of indebtedness and other valuable documents of the LLC and, at his or her discretion, to cause any or all thereof to be deposited for the account of the LLC with such depository as may be designated from time to time by the Management Committee.

          (c) Receiving of Moneys and Receipts. To receive or cause to be
              --------------------------------
received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of the LLC.

          (d) Disbursement. To disburse, or cause to be disbursed, all funds of
              ------------
the LLC as may be directed by the Management Committee, taking proper vouchers for such disbursements.

     7.7 Duties of Secretary. The Secretary will attend all meetings of the
         -------------------
Members and will record all the proceedings of the meetings of such Members in a book to be kept for that purpose. The Secretary will give, or cause to be given, on behalf of the LLC, written notice of all meetings of the Members and of the Management Committee and of committees thereof, and will perform such other duties as may be prescribed by the Management Committee.

     7.8 Certain Standards of Care. In discharging their respective duties, the
          -------------------------
Management Committee or any officer of the LLC will be fully protected in relying in good faith upon any such records and upon such information, opinions, reports or statements by any other person, as to matters the Management Committee or officer reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the LLC, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the LLC or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid. Unless fraud, deceit or a wrongful taking is proven by a nonappealable court order, judgment, decree or decision, neither the Management Committee nor any officer will be liable or obligated to the Members for any mistake of fact or judgment or for the doing of any act or the failure to do any act by the Management Committee or such officer in conducting the business, operations and affairs of the LLC, which may cause or result in any loss or damage to the LLC or the Members. Neither the Management Committee nor any officer, in any way guarantee the return of a

Member's capital or a profit for either Member from the operations of the LLC. Neither the Management Committee nor any officer of the LLC will be responsible to any Member because of a loss of investments or a loss in operations, unless the loss is the result of fraud, deceit or a wrongful taking by the Management Committee or any member of the Management Committee, or such officer proven as set forth in this Section 7.8. Absent fraud upon the LLC or either or both members, or violation of the confidentiality provisions of any employee or consultant invention assignment and confidentiality agreement between such individual and the LLC, and except as otherwise provided in any written agreement between the next described individuals and either Member, and except as to otherwise unlawful conduct, neither any member of the Membership Committee, nor any officer of the LLC, will incur liability to the LLC or to any of the Members as a result of engaging in any other business or venture.

     7.9 Resignation of Officers; Removal. Any officer of the LLC may resign at
         --------------------------------
any time by giving written notice thereof to each Member and to the Management Committee. Any officer may be removed and replaced, with or without cause, upon the decision of the Management Committee. In the event the Chief Operating Officer, Treasurer or Secretary resigns or is removed, a new Chief Operating Officer, Treasurer or Secretary, as applicable, shall be appointed pursuant to
Section 7.1.

                                 ARTICLE VIII
                             ACCOUNTING AND RECORDS
                             ----------------------

     8.1 Distributions.
         -------------

          (a) Dissolution Event. Upon the occurrence of a Dissolution Event, if
              -----------------
the LLC is not liquidated, any Member may request, subject to applicable law, an in-kind distribution allocable to his Capital Account.

          (b) Current Distributions. All cash of the LLC derived from its
              ---------------------
business activities (other than from the proceeds of any loan to the LLC) may be distributed at such times and in such amounts as the Management Committee shall determine in its sole discretion. All distributions of cash pursuant to this
Section 8.1(b) shall be distributed to the Members in proportion to their relative Percentage Interests.

          (c) Liquidating Distributions. After the payment of the debts and
              -------------------------
liabilities of the LLC, as provided in Section 12.4 hereof, any property or assets of the LLC, including proceeds from the liquidation thereof, remaining upon the dissolution and liquidation of the LLC shall be distributed among the Members in an amount equal to each Member's Capital Account, as adjusted to reflect gains and losses realized in the process of liquidation. Such distributions shall be made after allocating all items of Net Profit or Net Loss to the Members as provided in this Agreement.

          (d) Withholding.
              -----------

              (i) The LLC shall seek to qualify for exemptions from any provision of the Code or any provision of state, local, or foreign tax law that would otherwise require the

LLC to withhold amounts from payment or distributions to the Members. If the LLC does not obtain any such exemption, the LLC is authorized to withhold from any payment or distribution to any Member any amounts that are required to be withheld pursuant to the Code or any provision of any state, local, or foreign tax law that is binding on the LLC.

              (ii) Any amount withheld with respect to any payment or distribution to any Member shall be offset against the amount of the payment or distribution to which the Member would otherwise be entitled. If the Code or any provision of any state, local, or foreign tax law that is binding on the LLC requires that the LLC remit to any taxing authority any withholding tax with respect to, or for the account of, any Member in its capacity as a Member, the Management Committee shall, to the extent that LLC funds are available therefor, cause the Company to remit the full required amount of such withholding tax to the taxing authority and shall notify such Member in writing of its obligation to pay to the LLC such withholding tax to the extent it exceeds the amount of any payment or distribution to which such Member would otherwise then be entitled. Each Member shall pay to the LLC, within five business days after its receipt of written notice from the Management Committee that withholding is required with respect to such Member, any amounts required to be remitted by the LLC to any taxing authority with respect to such Member that are in excess of the amount of any payment or distribution to which such member would otherwise be entitled. If the LLC is required to remit any withholding tax with respect to, or for the account of, any Member prior to the LLC's receipt of any payment required to be made by such Member pursuant to the preceding sentence, the amount of the payment required to be made by such Member shall be treated as a loan (the "Withholding Advance") from the LLC to the Member, which shall accrue
           --------------------
interest until paid at a rate of fifteen percent per year, compounded semi-annually.

              (iii) To the extent it has not previously been paid by the Member in cash, any Withholding Advance made to a Member and any interest accrued thereon shall be credited against, and shall be offset by, the amount of any later payment or distribution to which the Member would otherwise be entitled, with any credit for accrued and unpaid interest as of the date such payment or distribution would otherwise have been made being applied before any credit for the amount of the Withholding Advance. Any Withholding Advance made to a Member and any interest accrued thereon, to the extent it has not previously been paid by the Member in cash or fully credited against payments or distributions to which the Member would otherwise be entitled, shall be paid by the Member to the LLC upon the earliest of (A) the dissolution of the LLC, (B) the date on which the Member ceases to be a Member of the LLC, or (C) demand for payment by the Management Committee.

     8.2 Allocations of Net Profit and Net Loss.
         --------------------------------------

          (a) Allocation of Net Profit. Except as provided elsewhere in this
              ------------------------
Section 8.2, until the occurrence of a Dissolution Event, as of the end of each Fiscal Year (or other period for which Net Profit or Net Loss was calculated), Net Profit (if any) shall be allocated to the Capital Accounts of the Members in proportion to their Percentage Interests.

          (b) Allocation of Net Loss. Except as provided elsewhere in this
              ----------------------
Agreement, as of the end of each Fiscal Year (or other period for which Net Profit or Net Loss was calculated), the Net Loss (if any) for such period shall be allocated to the Capital Accounts of the Members in accordance with their Percentage Interests.

          (c) Disaggregation. In making allocations of Net Profit or Net Loss
              --------------
pursuant to this ARTICLE VIII, the Management Committee is authorized to separate these aggregate amounts into their components of items of gross income, gain, loss or deduction, and allocate such components separately (i. e., allocate items of income and gain as Net Gain, and items of loss or deduction as Net Loss) in order to further the intent of the provisions of the Agreement.

     8.3 Tax Allocations.
         ---------------

          (a) Items of income, deduction, gain, loss, or credit of the LLC that are recognized for income tax purposes shall be allocated among the Members in such manner as to reflect equitably the amounts credited to or debited against each member's Capital Account (or which will be so credited and debited), whether in such year, in prior years, or in subsequent years. The LLC shall establish and maintain records that indicate the extent to which the Capital Account of each Member, as of the last day of each Fiscal Year, includes amounts that have and have not been reflected in the taxable income of such Member. In a manner determined by the Management Committee to be feasible and equitable, taxable income and gain in each Fiscal Year shall be allocated among the Members whose Capital Accounts have been allocated the related credits, and items of deduction, loss, and credit in each Fiscal Year shall be allocated among the Members whose Capital Accounts have been allocated the related debits.

          (b) In performing the allocations under Section 8.3(a), the following rules shall apply unless manifestly unreasonable:

              (i) Items of income and gain of the LLC shall be allocated to the Members in a manner that complies with the gain charge-back requirements of Treasury Regulations Section 1.704-2(f) and 1.704-2(i)(4).

              (ii) If any Member unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-l(b)(2)(ii)(d)(4), 1.704-l(b)(2)(ii)(d)(5), or 1.704-l(b)(2)(ii)(d)(6),
items of LLC gross income and gain shall be specially allocated to such Member for tax purposes in an amount and manner sufficient to eliminate as quickly as possible any deficit balance created by such adjustments, allocations, or distributions in the Member's capital account maintained for tax purposes. Any special allocation under this Section 8.3(b) shall be taken into account in computing subsequent allocations of income, deduction, gain, loss, and credit so that the net amount of allocations of income, deduction, gain, loss, and credit shall, to the extent possible, be equal to the net amount that would have been allocated if the unexpected adjustment, allocation, or distribution had not occurred.

              (iii) If the admission of a Member results in any compensation income to such Member and as a result the LLC receives a deduction for tax purposes, such deduction shall be specially allocated to such Member.

              (iv) The LLC shall take into account the allocations in Sections 8.3(a) and 8.3(b)(i) and (ii) (the "Regulatory Allocations") in computing
                                    ---------------------
subsequent allocations pursuant to Section 8.3 so that the net amount of any items so allocated and all other items allocated to each Member pursuant to this
Section 8.3 shall, to the extent possible, be equal to the amount that would have been allocated to each Member had the Regulatory Allocations not been in this Agreement.

          (c) For purposes of determining the tax items allocable to any period, such items shall be determined on a daily basis, as determined by the Management Committee using any permissible method under Code Section 706 and the Regulations thereunder.

          (d) In accordance with Code Section 704(b) and Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the LLC or revalued by the LLC shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the LLC for federal income tax purposes and its value as reflected on the books of the LLC. Any elections or other decisions relating to such allocations shall be made by the Management Committee in any manner that reasonably reflects the intent of this Agreement.

                                   ARTICLE IX
                             ACCOUNTING AND RECORDS
                             ----------------------

     9.1 Financial Statements. The LLC will prepare its financial statements in
         --------------------
accordance with U.S. generally accepted accounting principles as from time to time in effect and will prepare its income tax information returns using such methods of accounting and tax year as the Tax Matters Member deems necessary or appropriate under the Code and Treasury Regulations.

     9.2 Supervision; Inspection of Books. Proper and complete books of account
         --------------------------------
and records of the business of the LLC (including those books and records identified in Section 18-305 of the Act) will be kept under the supervision of the Management Committee at the LLC's principal office and at such other place as designated by the Management Committee. The Management Committee will give notice to each Member of any change in the location of the books and records. The books and records will be open to inspection, audit and copying by any Member, designated representative, upon reasonable notice at any time during business hours for any purpose reasonably related to such Member's interest in the LLC. Any information so obtained or copied will be Confidential Information.

     9.3 Reliance on Records and Books of Account. Any Member or member of the
         ----------------------------------------
Management Committee or officer, to the extent such officer was not negligent or fraudulent in preparation thereof, will be fully protected in relying in good faith upon the records and books of account of the LLC and upon such information, opinions, reports or statements presented to the LLC by its Tax Matters Member, any of its Members, officers, employees, or by any other person, as to matters the Tax Matters Member or Members reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the LLC, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the LLC or any other facts pertinent to the existence and amount of assets from which distributions to either or both Members from the LLC might properly be paid.

     9.4 Tax Returns. The Tax Matters Member will, as soon as practicable after
         -----------
the end of each Fiscal Year, cause the LLC to file a federal income tax information return and to transmit to each Member a schedule showing such Member's distributive share of the LLC's income, deductions and credits, and all other information necessary for such Members to timely file their federal income tax returns. The Tax Matters Member similarly will cause the LLC to file, and to provide information to such Members regarding, all appropriate state and local income tax returns.

     9.5 Tax Matters Member. Embarcadero will serve as the Tax Matters Member,
         ------------------
which will be the "tax matters partner" within the meaning of Code Section 6231. The Tax Matters Member (or the other Member if it receives such notification) will provide notice to the other Member, as provided in Code Section 6223(g) of any administrative or judicial proceeding for the adjustment of LLC items. The Tax Matters Member will ensure that the other Member is a notice partner as provided in Code Section 6223(b). The Tax Matters Member may hire tax counsel and accountants, at the expense of the LLC, in connection with any representation of the LLC.

     9.6 Annual Reports. The LLC will deliver to each Member and to each Person
         --------------
(or such Member's or Person's legal representative) who was a Member during any part of the Fiscal Year in question within 90 days after the end of each Fiscal Year of the LLC: (a) a balance sheet for the LLC as of the close of the Fiscal Year and a profit and loss statement for the Fiscal Year then ended, all in reasonable detail; and (b) a report setting forth the Capital Accounts of each Member and a description of the manner of their calculation. The annual financial statements of the LLC will be audited and reported on as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Tax Matters Member, provided that the Tax Matters Member may waive the requirement of an audit at any time and for any reason. The Treasurer will be responsible for preparing or having prepared such reports, at the expense of the LLC.

     9.7 Other Financial and Accounting Reports. In addition to the annual
         --------------------------------------
report described in Section 9.6 hereof, the LLC will prepare or cause to be prepared and delivered to the Members such other financial and accounting reports at such times as the Management Committee directs.

     9.8 Delivery and Approval of Annual Budget and Strategic Plan. The LLC will
         ---------------------------------------------------------
deliver to each Member as soon as practicable after its preparation, and in any event no later than 90 days before the close of each Fiscal Year of the LLC: (a) an annual operating plan and budget for the LLC, prepared on a monthly basis, for the next Fiscal Year (the "Budget"), and (b) a three year strategic plan
                               ------
(the "Strategic Plan") for the LLC for next three Fiscal Years of the LLC. The
      --------------
LLC will also promptly furnish to each Member all amendments to the Budget and Strategic

Plan, if any. The Management Committee and the Members will agree upon such Budget and Strategic Plan no later than 30 days before the end of the relevant Fiscal Year in which they are delivered to the Members as provided in the first sentence of this Section 9.8.

     9.9 Inspection. Each Member will have the right, at its own expense, to
         ----------
inspect the books and records of the LLC during reasonable business hours at any time, provided that inspections in excess of once per Fiscal Year will be at the inspecting Member's expense for internal costs of the LLC in providing access to such books and records.

     9.10 Confidentiality. All information received pursuant to this ARTICLE IX
          ---------------
will be Confidential Information.

                                   ARTICLE X
                      SERVICES OF CHIEF OPERATING OFFICER
                      -----------------------------------

     10.1 Secondment of Chief Operating Officer. Aztec shall, for the term of
          -------------------------------------
this Agreement, second to the LLC a suitable qualified person to act as the Chief Operating Officer of the LLC and such person shall be appointed as Chief Operating Officer as set forth in Section 7.1 above.

     10.2 Chief Operating Officer Services. The services to be performed by the
          --------------------------------
Chief Operating Officer are as set forth in Section 7.5 above and the seconded Chief Operating Officer shall comply with the obligations imposed on the Chief Operating Officer by this Agreement. The Chief Operating Officer shall report to the Management Committee with the Management Committee being responsible for the ultimate control and direction of the business of the LLC. The Management Committee shall provide to the seconded Chief Operating Officer guidelines and general instructions regarding his or her performance and shall provide a copy of the applicable Budget and Strategic Plan to which the seconded Chief Operating Officer shall be limited in performing his or her services, as more particularly set forth in Section 7.5 above.

     10.3 Removal or Resignation of Seconded Chief Operating Officer. The
          ----------------------------------------------------------
Management Committee may direct Aztec to replace a Chief Operating Officer, with or without cause, and shall do so by providing Aztec written notice thereof. Within seven (7) days of such notice or the removal or resignation of a Chief Operating Officer, Aztec shall nominate a new Chief Operating Officer subject to approval as provided in Section 7.1 above.

     10.4 Employment of Seconded Chief Operating Officer. The Chief Operating
          ----------------------------------------------
Officer shall be an employee of Aztec and not an employee of the LLC. Aztec shall continue to employ, as a seconded employee, the Chief Operating Officer, and shall have the sole right to discipline, promote, supervise or terminate such person's employment with Aztec. Aztec will make all payments of wages and salaries to the Chief Operating Officer based on Aztec's salary and wage policies in effect with respect to the Chief Operating Officer and shall include the Chief Operating Officer in Aztec's employee benefit and stock option plans, as in place from time to time. Aztec will make all necessary withholdings of federal, state and local taxes from the wages and salaries paid to the Chief Operating Officer and will be responsible for payment of all Social Security
(FICA) and unemployment (FUTA) taxes and charges for workers' compensation insurance with respect to the Chief Operating Officer. Aztec shall maintain workers' compensation insurance, as prescribed by law, for the benefit of the Chief Operating Officer furnished hereunder, as well as comprehensive general liability insurance of a nature and amount ordinary in the software development industry.

     10.5 Indemnity. Aztec shall hold the LLC and its agents, employees,
          ---------
officers and directors harmless from and against any and all claims, liabilities and expenses arising out of Aztec's legal responsibility under the law for workers' compensation, Social Security taxes, unemployment taxes and payroll withholdings. Aztec shall also comply with all federal and state labor laws, regulations and orders, including those that relate to the payment of minimum wages, overtime and non-discrimination in employment.

                                     ARTICLE XI
                  INDEMNIFICATION AND LIMITATION OF LIABILITY
                  -------------------------------------------

     11.1 Indemnification.
          ---------------

          (a) Indemnification by LLC of Certain Indemnitees. To the fullest extent permitted by the Act and by law, the LLC, in accordance with this Section 11.1, will indemnify and hold harmless the Management Committee, each member of the Management Committee, each Member and its Affiliates, and the partners, members, stockholders, as relevant, of each Member and its Affiliates, and the controlling persons, officers, directors or equivalents, and employees and agents of each Member or Affiliate, as applicable, (collectively, the "Indemnitees"), against any and all Damages arising from any and all claims,
 -----------
demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which the Indemnitee may be involved, as a party or otherwise, by reason of the Indemnitee's management of, or involvement in, the affairs of the LLC, or rendering of advice or consultation with respect thereto, or which otherwise relate to the LLC, its properties, business or affairs, if such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the LLC, and, with respect to any criminal proceeding, had no reasonable cause to believe the conduct of such Indemnitee was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or
                                                          ---- ----------
its equivalent, will not, of itself, create a presumption that such Indemnitee did not act in good faith and in a manner which such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the LLC or that such Indemnitee had reasonable cause to believe that such Indemnitee's conduct was unlawful (unless there has been a final adjudication in the proceeding that such Indemnitee did not act in good faith and in a manner which such Indemnitee reasonably believed to be in or not opposed to the best interests of the LLC, or that such Indemnitee did have reasonable cause to believe that such Indemnitee's conduct was unlawful).

          (b) Certain Other Indemnification by the LLC. The LLC may also
              ----------------------------------------
indemnify, as an Indemnitee hereunder, any individual who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the LLC to procure a judgment in its favor by reason of the fact that such individual is or was a member of the Management Committee, or an officer, employee, consultant or agent of the LLC, against expenses actually or reasonably incurred by such individual in connection with the defense or settlement of such action, if such individual acted in good faith and in a manner such individual reasonably believed to be in, or not opposed to, the best interests of the LLC, except that indemnification will be made in respect of any claim, issue or matter as to which such individual will have been adjudged to be liable for misconduct in the performance of the individual's duty to the LLC only to the extent that the court in which such action or suit was brought, or another court of appropriate jurisdiction, determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such individual is fairly and reasonably entitled to indemnity for such expenses which such court will deem proper. To the extent that such individual has been successful on the merits or otherwise in defense of any proceedings referred to herein, or in defense of any claim, issue or matter therein, such individual will be indemnified by the LLC against expenses actually and reasonably incurred by such individual in connection therewith. Notwithstanding the foregoing, no individual will be entitled to indemnification hereunder for any conduct arising from the gross negligence or willful misconduct of such individual or reckless disregard in the performance by such individual of such individual's duties under this Agreement or duties to the LLC.

          (c) Payment or Advancement of Certain Expenses. Expenses (including
              ------------------------------------------
reasonable fees and costs of attorneys) incurred in defending any proceeding under Sections 11.1(a) or (b) hereof may be paid by the LLC in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Indemnitee or Person to repay such amount if it will ultimately be determined that the Indemnitee or Person is not entitled to be indemnified by the LLC as authorized hereunder.

          (d) No Exclusivity. The indemnification provided by this Section 11.1
              --------------
will not be deemed to be exclusive of any other rights to which any Person may be entitled under any agreement, or as a matter of law, or otherwise, both as to action in a Person's official capacity and to action in another capacity.

     11.2 Liability for Finder's or Broker's Fees. Each Member will be
          ---------------------------------------
responsible for paying any finder's or broker's fee and any other Damages owed any third party that such Member incurs or which is claimed by such third party against the other Member and/or LLC, based directly or indirectly on the negotiation of, or the entry by the parties hereto into, this Agreement, and will indemnify the LLC and the other Member, and the other Indemnitees, against any obligation to pay any such fee.

     11.3 Liability in Event of Default. In the event of an Event of Default,
          -----------------------------
the Defaulting Member will be liable to the LLC and to the Non-Defaulting Member, and to such other Indemnitees as are relevant, for any and all Damages suffered or incurred by the LLC or the Non-Defaulting Member or such other Indemnitee(s) as a result of such Event of Default.

     11.4 Limitation of Liability. Each Member's liability under this ARTICLE XI
          -----------------------
will be limited as set forth in the Act and other applicable law. Notwithstanding anything to the contrary herein contained (a) the debts, obligations and liabilities of the LLC will be solely the debts, obligations and liabilities of the LLC; and no Member or member of the Management Committee or officer of the LLC or any other Indemnitee will be obligated personally for any such debt, obligation or liability of the LLC solely by reason of such Person, or such Person's related Indemnitee, being a Member or member of the Management Committee or officer of the LLC, and the LLC will hold such Person, or such Person's related Indemnitee, harmless from any such debt, obligation or liability, and (b) as to any Member who has made a Capital Contribution to the LLC, such Member will not be liable, absent fraud, for any debts or losses of the LLC beyond the total amount of such Member's Capital Contribution.

                                  ARTICLE XII
                     TERMINATION; WAIVER AND OTHER REMEDIES
                     --------------------------------------

     12.1 Termination.
          -----------

          (a) Termination Upon Certain Events. The LLC will be terminated and
              -------------------------------
dissolved, its assets disposed of and its affairs wound up upon the first to occur of the following:

              (i)   Affirmative Vote of Members. The affirmative vote of each
                    ---------------------------
of the Members, including any written agreement between the Members, to terminate and dissolve the LLC; or

              (ii)  Dissolution of LLC By Court Order Or Authority. Any
                    ----------------------------------------------
dissolution of the LLC ordered by a final judgment by a court of competent jurisdiction or by a regulatory authority; or

              (iii) Deadlock. Following a Deadlock that has persisted for a
                    --------
period exceeding 20 days, written notice of one Member to the other Members and the Management Committee of such Member's election to terminate and dissolve the LLC.

              (iv)  Event of Default. Upon an Event of Default, provided that
                    ----------------
the non-Defaulting Members give written notice to the LLC and the Defaulting Member of their election to have the LLC be terminated and dissolved within 15 days of the Event of Default.

              (v)   Certain Events. Any of the following, if and only if the
                    --------------
non-affected Members give written notice to the affected Member (or such affected Member's trustee or similar third party in the event of Dissolution or Bankruptcy of the affected Member), with a copy to the Management Committee, of the non-affected Members' election to terminate and dissolve the LLC, which notice, to be effective, must be given within 15 days after the non-affected Members receive written notice from the affected Member (or its trustee or relevant similar party) as to the occurrence of the relevant event, as provided for in Section 12.1(b) below:

                    (A) Dissolution Event. The occurrence of a Dissolution
                        -----------------
Event as to the affected Member; or

                    (B) Certain Force Majeure Events.  Upon written notice,
                        ----------------------------
which may be included in the non-affected Members' written notice of election to terminate and dissolve the LLC, by the non-affected Members to the affected Member in the event of a Force Majeure

Event affecting the affected Member, with a copy to the Management Committee, in which notice such notifying non-affected Members state that, in the good faith judgment of such Members, such Force Majeure Event does or could have a material adverse effect on the business or operations of the LLC and/or of such non-affected Members.

          (b) Notice of Certain Events. Upon the occurrence of a Dissolution
              ------------------------
Event or a Force Majeure Event as to an affected Member, the affected Member shall give the non-affected Members and the LLC notice of such an event within 10 days of the occurrence of such event.

     12.2 Authority to Wind Up. The Management Committee will have all necessary
          --------------------
power and authority required to marshal the assets of the LLC, to pay its creditors, to distribute assets and otherwise wind up the business and affairs of the LLC. In particular, the Management Committee will have the authority to continue to conduct the business and affairs of the LLC insofar as such continued operation remains consistent, in the judgment of the Management Committee, with the orderly winding up of the LLC.

     12.3 Winding Up and Certificate of Cancellation. The winding up of the LLC
          ------------------------------------------
will be completed when all debts, liabilities and obligations of the LLC have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining property and assets of the LLC have been distributed to the Members. Upon the completion of winding up of the LLC, a Certificate of Cancellation will be filed with the Office of the Secretary of State of Delaware.

     12.4 Distribution of Assets. Upon dissolution and winding up of the LLC,
          ----------------------
the affairs of the LLC will be wound up and the LLC liquidated by the Management Committee. Pursuant to such liquidation, and subject to the Right of First Refusal, the assets of the LLC will be sold, unless the Members will consent to a distribution in kind of the assets. If the Members do not consent to a distribution in kind but the Management Committee determines that an immediate sale would be financially inadvisable, it may defer sale of the LLC assets for a reasonable time; provided, that the liquidation of the LLC will be completed within the time required by Treasury Regulations Section 1.704-1(b)(ii)(b)(2). If any assets are distributed in kind, then they shall be distributed on the basis of the fair market value thereof as determined by appraisal, and shall be deemed to have been sold at such fair market value for purposes of the allocations under ARTICLE VIII hereof. Unless the Members otherwise agree, if any assets are to be distributed in kind, they will be distributed to the Members, as tenants-in-common, in undivided interests in proportion to distributions to which such Members are entitled under this Section 12.4. The assets of the LLC, whether cash or in kind and including any cash or property generated through the exercise of the Right of First Refusal, will be distributed as follows in accordance with the Act, (a) first to creditors of the LLC in the order of priority provided by law and (b) then to the Members as provided in Section 8.1(d) hereof. Except as specifically provided otherwise herein, no Member will have any obligation at any time to repay or restore to the LLC all or any part of any distribution made to it from the LLC in accordance with this Section 12.4 or to make any additional contribution of capital to the LLC. The LLC will terminate when all of its assets have been sold and/or distributed and all of its affairs have been wound up.

     12.5 Right of First Refusal Regarding Intellectual Property Rights of the
          --------------------------------------------------------------------
LLC.
---

          (a) Upon the dissolution and winding up of the LLC, Embarcadero shall have a right of first refusal (the "Right of First Refusal") to purchase any or
                                    ----------------------
all intellectual property rights owned by the LLC (the "Intellectual Property")
                                                        ---------------------
at the fair market value of such intellectual property.

          (b) Embarcadero shall exercise its Right of First Refusal within 60 days of the occurrence of the event giving rise to the termination and dissolution of the LLC by giving Aztec and the LLC written notice of its exercise of such right. Such notice shall include a list of the Intellectual Property rights for which the Right of First Refusal shall be exercised as well as the price at which Embarcadero offers to purchase such Intellectual Property. If Aztec does not agree that the price offered by Embarcadero represents the fair market value of the Intellectual Property identified by Embarcadero, the Members shall have 30 days within which to agree on the fair market value. If the Members cannot agree on the fair market value of such Intellectual Property the Members shall agree in writing on an Appraiser who shall determine such fair market value. If the Members cannot agree on an Appraiser within 30 days, then:

              (i)   Selection of an Appraiser by Each Member. Aztec and
                    ----------------------------------------
Embarcadero will, within 30 days after the earlier of the date upon which such Members agree in writing that they cannot agree on such Appraiser, or such initial 30 days have expired, select an Appraiser;

              (ii)  Selection by Two Appraisers of Third Appraiser. The
                    ----------------------------------------------
Appraisers selected pursuant to Section 12.5(b)(i) hereof mutually will select a third Appraiser; and

              (iii) Agreement or Average. The three Appraisers so selected
                    --------------------
mutually will agree on the fair market value of the Intellectual Property identified by Embarcadero or, absent agreement, the fair market value of such Intellectual Property will be the average of the values calculated by each Appraiser;

          (c) The Appraiser(s) shall notify each Member in writing of the determined fair market value of such Intellectual Property, setting forth in such writing such bases and conclusions as such Appraiser(s) deem appropriate and customary therefor.

          (d) Fees and Costs of Appraiser. Each Member will bear the fees and
              ---------------------------
costs of any Appraisers that such Member selects. The fees and costs of any Appraiser selected jointly by Aztec and Embarcadero, or the costs of a third Appraiser selected pursuant to Section 12.5(b)(ii) hereof, will be borne one-half (1/2) by such Member. Each Member will bear its respective internal costs connected with such appraisal.

                                 ARTICLE XIII
                               DISPUTE RESOLUTION
                               ------------------

     13.1 Negotiation between Executives. Subject to Section 13.7, the parties
          ------------------------------
shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Either party may give the other party written notice of any dispute not resolved in the normal course of business. Within 15 days after delivery of the notice, the receiving party shall submit to the other a written response. The notice and the response shall include: (i) a statement of each party's position and a summary of arguments supporting that position; and (ii) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within 15 days after delivery of the disputing party's notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored. All negotiations pursuant to this Section 13.1 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

     13.2 Arbitration. Subject to Section 13.7, any dispute arising out of or
          -----------
relating to this Agreement which has not been resolved through negotiation as provided under Section 13.1 within 60 days of the initiation of such procedure, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, by three independent and impartial arbitrators, of whom each party shall appoint one arbitrator, the two arbitrators selecting the third arbitrator. The judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

     13.3 Arbitrator Decisions. The arbitrators will decide in accordance with
          --------------------
the terms of this Agreement and will take into account any appropriate trade usages applicable to the transaction. The arbitrators will state in writing the reasons upon which the award is based. The arbitrators may allocate the fees and expenses of arbitration, including the reasonable fees and costs of the attorneys for the parties among the parties as the arbitrators deem appropriate. If no allocation of fees is made, the allocation set forth in Section 15.16 below shall apply and arbitration costs and fees shall be borne by the non-prevailing party.

     13.4 Award of Arbitrators. The award of the arbitrators will be final and
          --------------------
binding upon the parties. Judgment upon the award may be entered in any court having jurisdiction. An application may be made to any such court for judicial acceptance of the award and an order of enforcement.

     13.5 Confidentiality. The negotiations pursuant to Section 13.1 and any
          ---------------
arbitration proceedings pursuant to Section 13.2 and terms of any arbitration award shall be deemed Confidential Information for the purposes of this Agreement.

     13.6 Applicable Law; Disclosure. The law of the State of California,
          --------------------------
excluding that body of law known as conflict of laws, will be the applicable substantive law for all matters except those governed and by federal law, which will apply to such other matters.

     13.7 Litigation. Any dispute involving the Confidential Information or
          ----------
intellectual property of a party for which the parties may seek judicial relief, shall be subject to the exclusive venue of the state and federal courts within the Northern District of California and the parties hereby consent to the venue and jurisdiction of such courts.

                                   ARTICLE XIV
                                  CONFIDENTIALITY
                                  ---------------

     14.1 Obligations of Confidentiality. The provisions of this ARTICLE XIV
          ------------------------------
will apply to all Confidential Information disclosed by one party hereto to one or more of the other parties hereto, whether prior to or after the Effective Date, and which is not otherwise the subject of a written nondisclosure agreement between the relevant parties. Each party hereto (a) will hold the other parties' Confidential Information in strict confidence, (b) will not disclose such Confidential Information to any third party and will take all reasonable steps to prevent such disclosure, which steps will include at least those taken by such relevant other party to protect such other party's own confidential information of like kind, and (c) will not use any Confidential Information of the other party for any purpose except as is necessary to carry out this Agreement or the Collateral Agreements. Each receiving party may disclose the disclosing party's Confidential Information to the receiving party's responsible employees and consultants who have a bona fide need to know,
                                                         ---- ----
but only to the extent necessary to carry out the purposes of the LLC. Each receiving party will instruct all such employees and consultants not to disclose such Confidential Information to third parties, including other consultants, without the prior written permission of the disclosing party.

     14.2 Certain Confidential Information. The existence of this Agreement and
          --------------------------------
its terms, and the existence and terms of the Collateral Agreements are Confidential Information of each party hereto.

     14.3 Return of Confidential Information. Upon the disclosing party's
          ----------------------------------
request, the receiving party will promptly return to the disclosing party all tangible items containing or consisting of the disclosing party's Confidential Information and all copies thereof.

     14.4 No Other Rights. Nothing contained in this Agreement will be construed
          ---------------
as granting any rights to the receiving party, by license or otherwise, to any of the disclosing party's Confidential Information except as specified in this Agreement.

     14.5 Acknowledgment. Each Member and the LLC acknowledge that the
          --------------
unauthorized disclosure or use of the disclosing party's Confidential Information would cause irreparable harm and significant injury to the disclosing party, the degree of which may be difficult to ascertain. Accordingly, each Member agrees that the disclosing party will have the right to seek an immediate injunction enjoining any breach of this Agreement by the receiving party or its employees or consultants, as well as the right to pursue any and all other rights and remedies available at law or in equity for such breach.

        14.6   Disclosure Required by Law. If the receiving party (or an
               --------------------------
Affiliate of the receiving party) is required, whether by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, by any competent government authority, including pursuant to any applicable rule of any stock exchange, self-regulatory organization or other government agency, to disclose any Confidential Information of the disclosing party, the receiving party will promptly notify the disclosing party in writing, in reasonable detail, of such request or requirement and will cooperate with the disclosing party in seeking appropriate protective arrangements requested by the disclosing party. If, in the absence of a protective order or the receipt of a waiver in writing by the disclosing party of such protective order, the receiving party (or any of its Affiliates) is in the written opinion of the receiving party's counsel compelled to disclose the Confidential Information or else stand liable for contempt or suffer other censure or significant penalty, the receiving party (or its Affiliates) may disclose only so much of the Confidential Information to the party compelling disclosure as is required by law. The receiving party will exercise (and will cause its Affiliates to exercise) commercially reasonable best efforts to obtain appropriate protective arrangements or other reliable assurance that confidential treatment will be accorded to Confidential Information of the disclosing party in the event of such required disclosure.

        14.7   Exchange Act Disclosures. It is hereby acknowledged that
               ------------------------
Embarcadero is a publicly traded company and as such is subject to certain reporting requirements under the Exchange Act. It is hereby agreed by the parties that notwithstanding the provisions of this ARTICLE XIV Embarcadero may disclose Confidential Information to the extent necessary to comply with its Exchange Act reporting requirements.

        14.8   Public Announcements. During the term of this Agreement, neither
               --------------------
the LLC nor either Member will (except as may otherwise be required by law or by the Exchange Act as described in, and subject to the provisions of, Sections
14.6 and 14.7 hereof) issue any press release or other public announcement or disclosure, with respect to this Agreement or any of the Collateral Agreements, or any of the transactions contemplated hereby or thereby, nor any material development relating to any of the foregoing, without the prior approval of the Management Committee and the written consent of both Members.

        14.9   Survival of Provision. Notwithstanding any other provision of
               ---------------------
this Agreement, the obligations and rights of the parties pursuant to this
ARTICLE XIV shall survive the dissolution of the LLC and any termination of this Agreement.

                                  ARTICLE XV
                                  MISCELLANEOUS
                                  -------------

        15.1   Further Assurances. The parties hereto will execute and deliver
               ------------------
any further instruments or documents and perform any additional acts that are or may become necessary to effectuate and carry on the LLC created by this Agreement and to carry out the purposes and intent of this Agreement.

        15.2   Binding Effect. This Agreement will be binding on and inures to
               --------------
the benefit of such Members and their respective transferees, successors, assigns and legal representatives.

        15.3   Entire Agreement; Amendment. This Agreement and the Collateral
               ---------------------------
Agreements set forth the agreement between the Members and between the Members and the LLC with respect to the specific subject matter hereof, and, except as otherwise set forth herein, supersedes and terminates all prior representations, agreements and understandings between the Members or between the Members and the LLC regarding the subject matter hereof. No alteration, amendment, change or addition to this Agreement will be binding upon the Members or the LLC unless in writing and signed by an authorized signatory of each Member, in which case such amendment also will be binding upon the LLC.

        15.4   Assignment. No Member may assign or transfer this Agreement or
               ----------
any of such Member's rights or obligations hereunder without the prior written consent of the other Members.

        15.5   Notices. All notices, requests, consents and other communications
               -------
hereunder to any party will be deemed to be sufficient if contained in a written instrument delivered in person, including delivery by recognized express courier, fees prepaid, or sent by facsimile transmission or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, in each case addressed as set forth below, or to such other address as may hereinafter be designated in writing by the recipient to the sender pursuant to this Section 15.5. All such notices, requests, consents and other communications will be deemed to have been received in the case of personal delivery, including delivery by express courier, on the date of such delivery; in the case of facsimile transmission, on the date of transmission with transmission confirmation; and in the case of mailing, on the tenth day after deposit in the U.S. mail or Indian mail, proper postage prepaid. All notice to the Management Committee will be sent to each member of the Management Committee then serving, at such address as is shown at the relevant time in the records of the LLC.

               If to Embarcadero:    Embarcadero Technologies, Inc.
                                     425 Market Street
                                     San Francisco, CA 94105
                                     Attention:  Chief Financial Officer
                                      Facsimile:  1 415 393 0161

               With a copy to:       Heller Ehrman While & McAuliffe, LLP
                                     4250 Executive Square
                                     La Jolla, CA 92037
                                     Attention:  Stephen C. Ferruolo
                                       Facsimile:  1 858 450 8499

               If to Aztec:          Aztec Software, Inc.
                                     3211 Scott Blvd., Suite 204
                                     Santa Clara, California 95054
                                     Attention:  S. Parthasarathy
                                     and A.G. Muralikrishnan
                                       Facsimile:  1 408 748 1800

               With a copy to:       Aztec Software and Technology Services
                                     Limited 23, 3rd 'A' Cross, 18th Main, 6th
                                     Block Koramangala, Bangalore 650034, India
                                     Attention:  S. Parthasarathy and
                                     A.G. Muralikrishnan
                                       Facsimile: 011 91 80 552 1987

               If to the LLC:        DB Software Solutions, LLC
                                     3211 Scott Blvd., Suite 204
                                     Santa Clara, California 95054
                                     Attention:  Chief Operating Officer
                                       Facsimile:  1 408 748 1800

        15.6   Electronic Data Interchange. If the Members and/or the LLC elect
               ---------------------------
to facilitate their activities hereunder by electronically sending and receiving data in agreed formats (also referred to in general usage as Electronic Data Interchange or EDI) in substitution for conventional paper-based documents, the terms and conditions of this Agreement will apply to such EDI activities and communications as if such EDI communication, and as if such communication were sent by facsimile.

        15.7   Severability. If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, then such provision(s) will be enforced to the maximum extent possible under applicable law and the remainder of such provision(s) will be excluded from this Agreement, and the balance of this Agreement will be interpreted as if such provision(s) or portion(s) thereof were so excluded and will continue to be enforceable in accordance with its terms.

        15.8   Counting of Time. Whenever days are to be counted under this
               ----------------
Agreement, the first day will not be counted and the last day will be counted, such that if a notice is delivered on a Monday to one Member, for example, with a five day reply period hereunder, the reply must be sent to the sending Member (not received by such sending Member) by such recipient member no later than 11:59 a.m. local time for the sender, on the Saturday next following such Monday.

        15.9   Non-Waiver. The failure of a Member in any one or more instances
               ----------
to insist upon strict performance of any of the terms and conditions of this Agreement will not be construed as a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

        15.10  Disclaimer of Agency; No Right of Members to Commit or Bind LLC.
               ---------------------------------------------------------------
This Agreement will not render either Member the legal representative or agent of another, nor will either Member have the right or authority to assume, create, or incur any third party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement or except as may be expressly agreed in advance in writing by the Member to be bound. Except as expressly provided herein, or except as expressly consented to in writing by the other Member in advance of such commitment, no Member will have the right to commit or bind the LLC.

        15.11  Certain Third Parties. Except with respect to the rights of
               ---------------------
certain Persons to be indemnified pursuant to ARTICLE XI of this Agreement, which Persons are intended as third party beneficiaries of their respective rights be indemnified as set forth therein, able to enforce their respective rights to such indemnification as if they were a party hereto, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

        15.12  No Exclusive Duty to LLC; No Rights to Participation or Income.
               --------------------------------------------------------------
Neither the Management Committee or any member of the Management Committee, nor any officer of the LLC, will be required to manage the LLC as such individual's sole and exclusive function, and such individual, and either Member, may have other business interests and may engage in other activities in addition to those relating to the LLC, subject to the confidentiality obligations hereof, and not in violation of the obligations of the Members to each other under any applicable Collateral Agreements. Neither the LLC, nor the Management Committee, nor any member of the Management Committee, nor any officer, employee or agent of, or consultant to, the LLC, will have any right, by virtue of this Agreement, to share or participate in investments or activities of the LLC or of any Member or to any income or proceeds derived therefrom.

        15.13  No Grant of Rights. Except as specifically stated herein,
               ------------------
neither Member, nor the LLC, grants to any other party hereto and rights or license to any intellectual property rights or other rights of the first party.

        15.14  Expenses. Except as otherwise provided in this Agreement (a) all
               --------
expenses incurred by a Member in connection with its obligations under this Agreement will be borne solely by such Member, and (b) each Member will be responsible for appointing its own employees, agents and representatives, who will be compensated by such Member.

        15.15  Captions. The captions to Sections of this Agreement have been
               --------
inserted for identification and reference purposes only and will not be used to construe or interpret this Agreement.

        15.16  Costs and Attorneys' Fees. Subject to the allocation, if any, of
               -------------------------
fees or expenses pursuant to Section 13.3 above, if any action, suit or other proceeding, including arbitral proceedings, is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party will recover all of such party's reasonable fees and costs of attorneys incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

        15.17  Waiver Of Action For Partition. Each Member hereby irrevocably
               ------------------------------
waives during the term of the LLC any right that such Member may have to maintain any action for partition with respect to the property of the LLC.

        15.18  Counterparts. This Agreement may be executed in one or more
               ------------
counterparts, each of which will be an original and both of which will constitute together the same document.

        15.19  Official Language. The official text of this Agreement and any
               -----------------
appendices, Exhibits and Schedules hereto, will be made, written and interpreted in English. Any notices, accounts, reports, documents, disclosures of information or statements required by or made under this Agreement, whether during its term or upon expiration or termination thereof, will be in English. In the event of any dispute concerning the construction or meaning of this Agreement, reference will be made only to this Agreement as written in English and not to any other translation into any other language.

                          [signature page to follow]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the dates set forth below each party's name and effective as of the Effective Date.

EMBARCADERO TECHNOLOGIES, INC.          AZTEC SOFTWARE, INC.

By: /s/ RAJ P. SABHLOK                  By: /s/ S. PARTHASARATHY
   -----------------------------           ----------------------------------

Name: RAJ P. SABHLOK                    Name: S. PARTHASARATHY
     ---------------------------             --------------------------------
Title: CFO                              Title: CHIEF EXECUTIVE OFFICER
      --------------------------              -------------------------------

Date signed: 9/26/01                    Date signed: 9/26/01
            --------------------                    -------------------------

DB SOFTWARE SOLUTIONS, LLC

By: /s/ ASHOK KRISHNAMOORTHY
   -----------------------------

Name: ASHOK KRISHNAMOORTHY
     ---------------------------
Title:  Chief Operating Officer

Date signed: 9/26/01
            --------------------

                                    EXHIBIT A
                                    ---------

             DB SOFTWARE SOLUTIONS-EMBARCADERO SOFTWARE DEVELOPMENT
             ------------------------------------------------------
                                   AGREEMENT
                                   ---------

                                   [attached]

                                    EXHIBIT B
                                    ---------

           DB SOFTWARE SOLUTIONS-AZTEC SOFTWARE DEVELOPMENT AGREEMENT
           ----------------------------------------------------------

                                   [attached]

                         SOFTWARE DEVELOPMENT AGREEMENT
                         ------------------------------

        This Software Development Agreement (the "Agreement"), is entered into
                                                  ---------
as of the 27th day of September, 2001 (the "Effective Date"), by and among
                                            --------------
Embarcadero Technologies, Inc., a Delaware corporation with principal offices at 425 Market Street, Suite 425, San Francisco, California 94105 ("Embarcadero")
                                                                -----------
and DB Software Solutions, LLC, a Delaware limited liability company with principal offices at 3211 Scott Blvd., Suite 204, Santa Clara, California 95054 ("Developer").
  ---------
                                    RECITALS
                                    --------
        WHEREAS, Developer was formed to develop data and database management software which enables customers to better design, develop and administer e-business applications and their underlying databases;

        WHEREAS, Embarcadero desires that Developer provide certain software development services; and

        WHEREAS, Embarcadero desires a right of first refusal to purchase certain other software developed by Developer;

        NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------

        1.1    "Appraiser" means an independent appraiser who has no material
                ---------
prior financial or business relationship with either party hereto or Aztec Software, Inc. a California corporation or Aztec Software and Technology Services Limited, an Indian company, and who is experienced in determining the fair market value of data and database management software.

        1.2    "Confidential Information" means: (i) with respect to a party
               ------------------------
hereto, information that is owned or controlled by such party, its affiliates or sublicensees, that is disclosed by such party to the one or both of the other parties hereto pursuant to this Agreement, and that is identified by the disclosing party in writing, or is acknowledged by the receiving party in writing, to be confidential to the disclosing party or to a third party at the time of disclosure to the receiving party if disclosed in tangible form, or within thirty (30) days after disclosure if disclosed orally; or (ii) the Source Code of the Software, the Development Environment and any trade secrets related thereto; provided, however, that Confidential Information will not
                 --------  -------
include any information which:

                (a)     Already Known Without Breach.  Was already known to the
                        ----------------------------
receiving party, without breach of any obligation of confidentiality by any party hereto, at the time of disclosure by the disclosing party;

                (b)     Generally Available or in Public Domain Without Breach.
                        ------------------------------------------------------
Was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party by the disclosing party, or later becomes available to the public or otherwise part of the public domain, in either event without breach of any obligation of confidentiality by the receiving party;

                (c)     Freely Disclosed by Disclosing Party to Others.  Is
                        ----------------------------------------------
disclosed by the disclosing party to others without an obligation of confidentiality;

                (d)     Required to be Disclosed.  Is required to be disclosed
                        ------------------------
pursuant to law, subject to the protective provisions set forth in Section 9.5;
or

                (e)     Independently Developed. The receiving party can
                        -----------------------
document was subsequently and independently developed by employees or others on behalf of the receiving party without use of any Confidential Information disclosed to the receiving party or such others by the disclosing party and without breach of any obligation of confidentiality.

        1.3 "Deliverables" means the materials comprising the versions of the
             ------------
Software, and related Documentation and Development Environment, to be delivered by Developer in connection with each Milestone, pursuant to a particular Work Order or to be delivered in connection with the exercise of the Right of First Refusal.

        1.4 "Developed Software" means a software program developed by Developer
             ------------------
pursuant to a particular Work Order, in both object code and Source Code forms, including without limitation all Enhancements thereto.

        1.5 "Development Environment" means development documentation,
             -----------------------
specifications, system build software, testing tools and documentation, support tools and environment, and other materials owned by or licensed to Developer, which are reasonably necessary to use, develop, maintain, modify or implement Software, including Enhancements; provided, however, that "Development
                                  --------  -------        -----------
Environment" does not include tools and materials that are commercially
-----------
available from third party vendors.

        1.6 "Documentation" means user manuals, training materials, help text,
             -------------
sample documents, tutorials, graphics, and other written or graphic materials of Developer that describe the operation of Software, including Enhancements thereof.

        1.7 "Enhancements" means, with respect to software, all extensions,
             ------------
updates, enhancements, modifications, releases, and versions of such software that Developer makes available hereunder.

        1.8 "Milestone" and "Milestone Date" means each development milestone
             ---------       --------------
and its corresponding due date, pursuant to a particular Work Order.

        1.9 "Optioned Software" has the meaning set forth in Section 3.1 and
             -----------------
shall include both object code and Source Code forms, including without limitation all Enhancements thereto.

        1.10   "Right of First Refusal" has the meaning set forth in
                ----------------------
Section 3.1.

        1.11   "Software" means Developed Software or Optioned Software, as the
                --------
case may be.

        1.12   "Source Code" means software code in human readable and listing
                -----------
form, including without limitation fully-annotated listings of such code.

        1.13   "Specifications" means the functional and other specifications
                --------------
for Software.

        1.14   "Subsidiaries" means, as to Embarcadero, a company or other
                ------------
entity in which Embarcadero owns or controls, directly or indirectly, at least fifty percent (50%) of the shares or other interests entitled to vote for the election of directors (or if not a corporation, the corresponding managing authority).

        1.15   "Work Order" means a work order submitted by Embarcadero for the
                ----------
development of software hereunder, in the format specified in Exhibit A or
                                                              ---------
as the parties may otherwise agree.

                                   ARTICLE II
                                   ----------
          DEVELOPMENT, DELIVERY AND ACCEPTANCE OF DEVELOPED SOFTWARE
          ----------------------------------------------------------

         2.1 Submission of a Work Order. From time to time during the term of
             --------------------------

this Agreement, Embarcadero will have the right to submit Work Orders for the development of Developed Software hereunder. Within fifteen (15) days of Developer's receipt of a Work Order, Developer will propose draft Specifications, Deliverables, Milestones and corresponding Milestone Dates (collectively, a "Proposal") which shall include a budget for such Proposal
                  --------
detailing the applicable development personnel rates and estimated development time and expenses. Embarcadero will have the right to offer modifications to a Proposal in good faith, and Developer will negotiate such modifications to the Proposal with Embarcadero in good faith for at least thirty (30) days; provided,
                                                                       --------
however, that Embarcadero will have the right to accept any Proposal already
-------
made by Developer with respect to a Work Order during such period. Once accepted by Embarcadero, a Proposal's Specifications, Deliverables, Milestones and Milestone Dates will become binding upon Developer.

         2.2 Development. Upon acceptance of a Proposal with respect to a
             -----------
particular Work Order, Developer agrees to use commercially reasonable efforts to complete the development the Developed Software in accordance with the Specifications, and to deliver all Deliverables for each Milestone on or before the corresponding Milestone Date, as agreed pursuant to Section 2.1.

        2.3 Delivery and Acceptance.
            -----------------------

                (a) Upon completion of each Milestone with respect to a particular Work Order, Developer shall deliver to Embarcadero all applicable Deliverables for evaluation by Embarcadero pursuant to Section 2.3(b) on or before the corresponding Milestone Date. Prior to completion of the final Milestone for the Work Order, Developer shall deliver to Embarcadero on the last day of each calendar month a status report of the development effort and a complete updated version of the Source Code, Documentation and Development Environment therefor developed as of such date. The Developed Software and Development Environment shall be delivered in both machine-readable and Source Code forms.

                (b) Upon delivery to Embarcadero of the Deliverables comprising the completion of each Milestone, Embarcadero shall evaluate such Deliverables for conformity to the applicable Specifications. During such evaluation, Embarcadero shall refer to such quality guidelines as Embarcadero may have provided to Developer as part of the Work Order. Embarcadero shall use all reasonable efforts to provide Developer within thirty (30) days after receipt by Embarcadero of such Deliverables with written acceptance thereof, or a statement of defects to be corrected. Within fifteen (15) days after Developer's receipt of a statement of defects, Developer shall correct any such defects and return the corrected Deliverables for retesting and reevaluation, and Embarcadero shall use all reasonable efforts to provide to Developer within fifteen (15) days after such redelivery a written acceptance or another statement of defects. Until acceptance by Embarcadero, Developer shall continue to attempt to correct the defects and provide conforming Deliverables in accordance with the above procedure. Developer shall invoice Embarcadero for Developed Software only upon Embarcadero's acceptance of such Developed Software pursuant to this Section 2.3(b).

                (c) Notwithstanding Sections 2.3(a) and (b), if Developer does not deliver to Embarcadero the Deliverables meeting the applicable Specifications within ninety (90) days after the original Milestone Date for such Deliverables, Embarcadero shall have the right to complete or have completed the development of the Developed Software itself and continue all of its rights under this Agreement, without such completion being deemed an acceptance of the Software. In the event that Embarcadero completes or has completed development of the Developed Software Embarcadero at its option: (i) terminate this Agreement; (ii) terminate the Work Order; or (iii) receive a credit against such other sums otherwise payable to Developer hereunder for the reasonable expenses that it incurs in performing such development.

        2.4 Use of Subcontractors. Developer may not delegate any of its
            ---------------------
obligations hereunder without Embarcadero's prior written consent, which shall not be unreasonably withheld. In any event, any delegation of obligations hereunder by Developer will be subject to the delegated third party agreeing to be subject to all of the provisions hereof applicable to Developer, including without limitation, those set forth in Articles 4, 7 and 9.

                                   ARTICLE III
                                   -----------
                   RIGHT OF FIRST REFUSAL ON OPTIONED SOFTWARE
                   -------------------------------------------

     3.1 Triggering of Right. At such time as Developer produces software
         -------------------
programs,Embarcadero shall have a right of first refusal (the "Right of First
                                                               --------------
Refusal") to purchase all right, title and interest in and to such software
-------
programs (the "Optioned Software") at the fair market value of such Optioned
               -----------------
Software; provided, however, that Optioned Software shall not include, and the Right of First Refusal shall not extend to, Developed Software or software programs developed by the Developer for third parties pursuant to a written software development agreement between the Developer and such third party whereby such third party funds the development of such software.

     3.2 Procedures. Within sixty (60) days of the Developer providing
         ----------
reasonably adequate description and/or demonstration of the Optioned Software, Embarcadero shall exercise its Right of First Refusal by giving Developer written notice of its exercise of such right. Such notice shall be in the form set forth at Exhibit B and shall include the Optioned Software for which the
             ---------
Right of First Refusal shall be exercised as well as the price at which Embarcadero offers to purchase such Optioned Software. If Developer does not approve the price offered by Embarcadero for the Optioned Software identified by Embarcadero, the parties shall have thirty (30) days within which to agree on a price. If the parties cannot agree on a price for such Optioned Software the parties shall agree in writing on an Appraiser who shall determine such fair market value of the Optioned Software. If the parties cannot agree on an Appraiser within thirty (30) days, then:

               (a)  Selection of an Appraiser by Each Party. Each party will,
                    ---------------------------------------
within thirty (30) days after the earlier of the date upon which the parties agree in writing that they cannot agree on such Appraiser, or such initial thirty (30) days have expired, select an Appraiser;

               (b)  Selection by Two Appraisers of Third Appraiser. The
                    ----------------------------------------------
Appraisers selected pursuant to Section 3.2(a) mutually will select a third Appraiser;

               (c)  Agreement or Average. The three Appraisers so selected
                    --------------------
mutually will agree on the fair market value of the Optioned Software identified by Embarcadero or, absent agreement, the fair market value of such Optioned Software will be the average of the values calculated by each Appraiser;

               (d)  Appraiser Determination. The Appraiser(s) shall notify each
                    -----------------------
party in writing of the determined fair market value of such Optioned
Software, setting forth in such writing such bases and conclusions as such Appraiser(s) deem appropriate and customary therefor; and

               (e)  Fees and Costs of Appraiser. Each party will bear the fees
                    ---------------------------
and costs of any Appraiser that such party selects. The fees and costs of any Appraiser selected jointly by the parties, or the costs of a third Appraiser selected pursuant to Section 3.2(b), will be borne one-half (1/2) by each party. Each party will bear its respective internal costs connected with such appraisal.

     3.3 Acceptance. Upon Embarcadero's exercise of the Right of First Refusal
         ----------
and agreement between the parties hereof of the fair market value of the applicable Optioned Software as provided for in Section 3.2 above, the developer shall deliver to Embarcadero the applicable Deliverables for evaluation by Embarcadero. Embarcadero's acceptance of Optioned Software is subject to such Optioned Software's conformity to the applicable Specifications. Embarcadero shall use all reasonable efforts to provide Developer within thirty (30) days after receipt by Embarcadero of such Optioned Software with written acceptance thereof, or a statement of defects to be corrected. Within fifteen (15) days after Developer's receipt of a statement of defects, Developer shall correct any such defects and return the corrected Optioned Software for retesting and reevaluation, and Embarcadero shall use all reasonable efforts to provide to Developer within fifteen (15) days after such redelivery a written acceptance or another statement of defects. Until acceptance by Embarcadero, Developer shall continue to attempt to correct the defects and provide conforming Deliverables in accordance with the above procedure. If Developer fails to provide Optioned Software that conforms to the applicable Specifications within sixty (60) days of initial delivery to Embarcadero, Embarcadero may finally reject the Optioned Software, without liability, and release the Optioned Software from the Right of First Refusal. Developer shall invoice Embarcadero for the Optioned Software only upon Embarcadero's acceptance of such Optioned Software pursuant to this Section 3.3.

                                   ARTICLE IV
                                  -----------
                          INTELLECTUAL PROPERTY RIGHTS
                          ----------------------------

     4.1 Assignment of Software. Developer grants to Embarcadero all right,
         ----------------------
title and interest in and to the Software and its Enhancements and Documentation, be it Developed Software commissioned pursuant to Article 2 or Optioned Software purchased pursuant to Article 3. Developer shall reasonably cooperate with Embarcadero in securing and perfecting such assignment, including without limitation, executing an assignment of the form specified in Exhibit C.
----------

     4.2 Assignment of Other Rights. Developer grants to Embarcadero all right,
         --------------------------
title and interest in and to any trade secrets, concepts, methods, processes, discoveries, ideas or inventions (whether patentable or not) developed pursuant to a particular Work Order. Developer shall reasonably cooperate with Embarcadero in securing and perfecting such assignment(s), and in prosecuting any patents that derive priority therefrom.

     4.3 License of Development Environment. Developer grants Embarcadero a
         ----------------------------------
license to use the Development Environment developed for particular Software and any derivative works thereof prepared by or under authority of Embarcadero, and to distribute internally or externally, sell, lease or otherwise transfer any of the foregoing, which license shall include the right of Embarcadero to license, sublicense and authorize others, including without limitation Embarcadero's Subsidiaries, dealers, distributors and agents, to do and/or exercise any and all of such rights and licenses, including the right to further sublicense others.

     4.4 Ownership. Embarcadero shall retain all right, title and interest to
         ---------
all materials supplied to Developer pursuant to a particular Work Order, which materials Developer shall only have the limited license to use for purposes of effectuating such Work Order. Subject to the rights and licenses granted to Embarcadero hereunder, Developer shall retain all right, title and interest in the Development Environment(s).

                                    ARTICLE V
                                    ---------
                                     PAYMENT
                                     -------

     5.1 Compensation.
         ------------

               (a)  Developed Software. In consideration of the development of
                    ------------------
Developed Software, Embarcadero shall pay Developer on a time-and-materials basis, the rates for the classes of development personnel as specified in the applicable Proposal. Developer shall maintain reasonably adequate accounting records to substantiate the payments earned by Developer pursuant to this
Section 5.1(a).

               (b)  Optioned Software. The consideration for Optioned Software
                    -----------------
is as set forth in Section 3.2.

     5.2 Payment Terms. All payments hereunder (with respect to amounts not
         -------------
disputed in good faith) are on a net thirty (30) day basis, measured from the date of invoice. Interest on late payments will accrue at a rate of one percent (1%) per month, or the highest rate allowable under law, whichever is less.

     5.3 Audit Rights. Embarcadero shall have the right to audit Developer's
         ------------
relevant accounting records, upon ten (10) business days advance written notice, to verify the accuracy of payments due hereunder and for no other purpose. In the event that an audit shows that Developer has overcharged by five percent (5%) or more, then Developer shall bear all reasonable out-of-pocket costs incurred by Embarcadero in performing such audit, as well as immediately repaying Embarcadero the shortfall.

                                   ARTICLE VI
                                   ----------
             TRAINING, TECHNICAL ASSISTANCE, SUPPORT AND MAINTENANCE
             -------------------------------------------------------

     6.1 Training. Developer agrees to provide one (1) training class conducted
         --------
by a qualified Developer employee for a reasonable number of Embarcadero employees on the use of each Software hereunder. Such class shall be held at an Embarcadero facility on dates reasonably agreed upon by the parties. The training shall be at no cost to Embarcadero except for reasonable travel and accommodation expenses for the Developer employees providing such training. In addition, upon request of Embarcadero, Developer agrees to provide additional training to Embarcadero, provided that Embarcadero and Developer mutually agree at such time on an additional payment to for such training.

     6.2 Technical Assistance. Until Embarcadero's acceptance of all
         --------------------
Deliverables due hereunder (with respect to Developed Software), Developer agrees to provide at no charge reasonable email and telephone consultation to Embarcadero with respect to the use of the Software. Developer also agrees to provide at no charge a reasonable amount of technical assistance with respect to software engineering, quality assurance and preparation of revised documentation for the incorporation of the Software with or into Embarcadero products. In the event that Embarcadero requests Developer to perform services away from Developer's principal offices, Embarcadero agrees to reimburse Developer for reasonable travel and lodging expenses of any Developer employees who perform such offsite services.

                                   ARTICLE VII
                                  ------------
                         WARRANTIES AND INDEMNIFICATION
                         ------------------------------

     7.1 Warranties by Developer. Developer represents and warrants that, with
         -----------------------
respect to all Deliverables provided hereunder:

               (a) the Deliverables do not and shall not infringe any copyright, trade secret rights, any patent or other proprietary rights of any third party;

               (b) immediately prior to the assignments made pursuant to
Article 4, Developer is the sole and exclusive owner of the Deliverables and rights granted to Embarcadero in this Agreement;

               (c) Developer has not previously granted and shall not grant any rights in the Deliverables to any third party that are inconsistent with the rights granted to Embarcadero herein;

               (d) Developer has full power to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights granted to Embarcadero; and

               (e) Except as disclosed by Developer to Embarcadero in writing at the time of delivery, all Deliverables provided by Developer to Embarcadero hereunder, will, to the best of Developer's knowledge at the time of delivery, conform to the applicable Specifications and, without limiting the foregoing, the final delivery of the Software to Embarcadero shall be free of known errors.

     7.2 Warranty by Embarcadero. Embarcadero warrants that it has full power to
         ----------------------
enter into this Agreement and to carry out its obligations under this Agreement.

     7.3 Product Warranty. Developer warrants that for a period of twelve (12)
         ----------------
months from the date of acceptance of particular Software, the Software will conform substantially to the Specifications therefor. Developer further warrants that the Source Code and the Development Environment delivered hereunder to Embarcadero are reasonably sufficient to permit a trained computer programmer who is generally familiar with the software language and operating system to use, understand, modify and maintain the Software.

     7.4 Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 7,
         -------------------
NEITHER PARTY MAKES ANY WARRANTIES OF ANY KIND HEREUNDER, EITHER EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     7.5 Infringement Indemnity. Developer shall indemnify Embarcadero against
         ----------------------
and hold Embarcadero harmless from any liability or expense, including court costs and reasonable fees of attorneys and other professionals, arising out of or resulting from any breach or claimed breach of the warranties set forth herein. In the event of any such claim, Embarcadero agrees promptly to notify Developer of the claim and to permit Developer, at Developer's expense, to participate in the defense thereof with counsel of Developer's choosing, subject to Embarcadero's supervision and control.

     7.6 Indemnification of Developer. Embarcadero shall indemnify Developer
         ----------------------------
and hold Developer harmless for any liability or expense, including court costs and reasonable fees of attorneys and other professionals, for any third party claims brought against Developer arising out of the use of the Software by Embarcadero in any product of Embarcadero or its Subsidiaries, except for claims for arising from the negligence of Developer or for which Developer is responsible under Section 7.5. In the event of any such claim, Developer shall promptly notify Embarcadero of the claim, authorize Embarcadero to control the defense and settlement of such claim, and provide full information and assistance as may be reasonably requested by Embarcadero for such defense or settlement.

                                  ARTICLE VIII
                               DISPUTE RESOLUTION

     8.1 Negotiation between Executives. Subject to Section 8.7, the parties
         ------------------------------
shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Either party may give the other party written notice of any dispute not resolved in the normal course of business. Within fifteen (15) days after delivery of the notice, the receiving party shall submit to the other a written response. The notice and the response shall include: (i) a statement of each party's position and a summary of arguments supporting that position; and (ii) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within fifteen (15) days after delivery of the disputing party's notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored. All negotiations pursuant to this Section 8.1 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

     8.2 Arbitration. Subject to Section 8.7, any dispute arising out of or
         -----------
relating to this Agreement which has not been resolved through negotiation as provided under Section 8.1 within sixty (60) days of the initiation of such procedure, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, by three (3) independent and impartial arbitrators, of whom each party shall appoint one arbitrator, the two arbitrators selecting the third arbitrator. The judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

     8.3 Arbitrator Decisions. The arbitrators will decide in accordance with
         --------------------

the terms of this Agreement and will take into account any appropriate trade usages applicable to the transaction. The arbitrators will state in writing the reasons upon which the award is based. The arbitrators may allocate the fees and expenses of arbitration, including the reasonable fees and costs of the attorneys for the parties among the parties as the arbitrators deem appropriate. If no allocation of fees is made, the allocation set forth in Section 12.9 below shall apply and arbitration costs and fees shall be borne by the non-prevailing party.

     8.4 Award of Arbitrators. The award of the arbitrators will be final and
         --------------------
binding upon the parties. Judgment upon the award may be entered in any court having jurisdiction. An application may be made to any such court for judicial acceptance of the award and an order of enforcement.

     8.5 Confidentiality. The negotiations pursuant to Section 8.1 and any
         ---------------
arbitration proceedings pursuant to Section 8.2 and terms of any arbitration award shall be deemed Confidential Information for the purposes of this Agreement.

     8.6 Applicable Law; Disclosure. The law of the State of California,
         --------------------------
excluding that body of law known as conflict of laws, will be the applicable substantive law for all matters except those governed and by federal law, which will apply to such other matters.

     8.7 Litigation. Any dispute involving the Confidential Information or
         ----------
intellectual property of a party for which the parties may seek judicial relief, shall be subject to the exclusive venue of the state and federal courts within the Northern District of California and the parties hereby consent to the venue and jurisdiction of such courts.

                                   ARTICLE IX
                                   ----------
                                 CONFIDENTIALITY
                                 ---------------

     9.1 Scope. The provisions of this Article 9 will apply to all Confidential
         -----
Information disclosed by one party to the other party, whether prior to or after the Effective Date, and which is not otherwise the subject of a written nondisclosure agreement between the parties. Each party: (i) will hold the other parties' Confidential Information in strict confidence; (ii) will not disclose such Confidential Information to any third party and will take all reasonable steps to prevent such disclosure, which steps will include at least those taken by such relevant other party to protect such other party's own confidential information of like kind; and (iii) will not use any Confidential Information of the other party for any purpose except as is necessary to carry out this Agreement. Each receiving party may disclose the disclosing party's Confidential Information to the receiving party's responsible employees and consultants who have a bona fide need to know, but only to the extent necessary to carry out the purposes of this Agreement. Each receiving party will instruct all such employees and consultants not to disclose such Confidential Information to third parties, including other consultants, without the prior written permission of the disclosing party.

     9.2 Return of Confidential Information. Upon the disclosing party's
         -----------------------------------
request, the receiving party will promptly return to the disclosing party all tangible items containing or consisting of the disclosing party's Confidential Information and all copies thereof.

     9.3 No Other Rights. Nothing contained in this Agreement will be construed
         ---------------
as granting any rights to the receiving party, by license or otherwise, to any of the disclosing party's Confidential Information except as specified in this Agreement.

     9.4 Acknowledgment. Each party acknowledges that the unauthorized
         --------------
disclosure or use of the disclosing party's Confidential Information would cause irreparable harm and significant injury to the disclosing party, the degree of which may be difficult to ascertain. Accordingly, the parties agree that the disclosing party will have the right to seek an immediate injunction enjoining any breach of this Article 9 by the receiving party or its employees or consultants, as well as the right to pursue any and all other rights and remedies available at law or in equity for such breach.

     9.5 Disclosure Required by Law. If the receiving party (or an affiliate of
         --------------------------
the receiving party) is required, whether by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, by any competent government authority, including pursuant to any applicable rule of any stock exchange, self-regulatory organization or other government agency, to disclose any Confidential Information of the disclosing party, the receiving party will promptly notify the disclosing party in writing, in reasonable detail, of such request or requirement and will cooperate with the disclosing party in seeking appropriate protective arrangements requested by the disclosing party. If, in the absence of a protective order or the receipt of a waiver in writing by the disclosing party of such protective order, the receiving party (or any of its Affiliates) is in the written opinion of the receiving party's counsel compelled to disclose the Confidential Information or else stand liable for contempt or suffer other censure or significant penalty, the receiving party (or its affiliates) may disclose only so much of the Confidential Information to the party compelling disclosure as is required by law. The receiving party will exercise (and will cause its affiliates to exercise) commercially reasonable best efforts to obtain appropriate protective arrangements or other reliable assurance that confidential treatment will be accorded to Confidential Information of the disclosing party in the event of such required disclosure.

     9.6 Exchange Act Disclosures. It is hereby acknowledged that Embarcadero is
         ------------------------
a publicly traded company and as such is subject to certain reporting requirements under the Exchange Act. It is hereby agreed by the parties that notwithstanding the provisions of this Section 9.6, Embarcadero may disclose Confidential Information to the extent necessary to comply with its Exchange Act reporting requirements.

     9.7 Public Announcements. During the term of this Agreement, neither party
         --------------------
hereto will (except as may otherwise be required by law or by the Exchange Act as described in, and subject to the provisions of, Sections 9.5 and 9.6) issue any press release or other public announcement or disclosure, with respect to this Agreement, or any of the transactions contemplated hereby, nor any material development relating to any of the foregoing, without the prior written consent of the other party.

                                    ARTICLE X
                                    ----------
                                   TERMINATION
                                   -----------

     10.1 Term. The term of this Agreement shall be three (3) years commencing
          ----
on the Effective Date. The term of this Agreement shall automatically renew for additional one (1) year terms unless one party hereto provides to the other party written notice of its intention to terminate this Agreement within at least thirty (30) days of the last day of the then applicable term of this Agreement.

     10.2 Termination.
          -----------

               (a) Either party may terminate this Agreement prior to the end of the term of this Agreement if the other party becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if that petition or proceeding is not dismissed with prejudice within sixty (60) days after filing.

               (b) Either party shall have the right to terminate this Agreement prior to the end of the term of this Agreement if the other party breaches any material term or condition of this Agreement and fails to cure that breach with thirty (30) days after receiving written notice of the breach from the other party.

     10.3 Survival. The following provisions shall survive any termination of
          --------
this Agreement, whether by the expiration of the term of this Agreement or the termination of this Agreement by a party as provided for in Section 10.2 above:
Articles 1 (Definitions), 4 (Intellectual Property Rights), 7 (Warranties and Indemnification); 8 (Dispute Resolution), 9 (Confidentiality); 11 (Limitation of Liability) and 12 (General Provisions) and this Section 10.3.

                                   ARTICLE XI
                                   -----------
                             LIMITATION OF LIABILITY
                             -----------------------

     EXCEPT WITH RESPECT TO LIABILITY UNDER SECTIONS 7.5 AND 7.6, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY BREACH HEREUNDER IN AN AGGREGATE AMOUNT IN EXCESS OF THE AMOUNTS TO BE PAID BY EMBARCADERO TO DEVELOPER HEREUNDER. IN NO EVENT SHALL

EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF THIS AGREEMENT.

                                   ARTICLE XII
                                   ------------
                               GENERAL PROVISIONS
                               ------------------

     12.1 Further Assurances. The parties will execute and deliver any further
          ------------------
instruments or documents and perform any additional acts that are or may become necessary to effectuate and carry out the purposes and intent of this Agreement.

     12.2 Binding Effect. This Agreement will be binding on and inures to the
          --------------
benefit of the parties and their respective transferees, successors, assigns and legal representatives.

     12.3 Entire Agreement; Amendment. This Agreement sets forth the entire
          ---------------------------
agreement between the parties with respect to the specific subject matter hereof, and, except as otherwise set forth herein, supersedes and terminates all prior representations, agreements and understandings between the parties regarding the subject matter hereof. No alteration, amendment, change or addition to this Agreement will be binding upon the parties unless in writing and signed by an authorized signatory of each party.

     12.4 Assignment. Developer shall not assign this Agreement without the
          ----------
prior written consent of Embarcadero. Any assignment hereunder shall be subject to the written consent of the assignee to all the terms and provisions of this Agreement. It is understood that the rights granted to an entity that is a Subsidiary of Embarcadero hereunder shall continue in effect in the event such entity ceases to be a Subsidiary of Embarcadero.

     12.5 Notices. All notices, requests, consents and other communications
          -------
hereunder to any party will be deemed to be sufficient if contained in a written instrument delivered in person, including delivery by recognized express courier, fees prepaid, or sent by facsimile transmission or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, in each case addressed as set forth below, or to such other address as may hereinafter be designated in writing by the recipient to the sender pursuant to this Section 12.5. All such notices, requests, consents and other communications will be deemed to have been received in the case of personal delivery, including delivery by express courier, on the date of such delivery; in the case of facsimile transmission, on the date of transmission with transmission confirmation; and in the case of mailing, on the fourth (4th) day after deposit in the U.S. mail, proper postage prepaid.

     If to Embarcadero:         Embarcadero Technologies, Inc.
                                425 Market Street
                                San Francisco, CA 94105
                                Attention:  Chief Financial Officer
                                Facsimile:  1 415 393 0161

     If to the Developer:       DB Software Solutions, LLC
                                3211 Scott Blvd., Suite 204
                                Santa Clara, California 95054
                                Attention: Chief Operating Officer
                                Facsimile: 1 408 748 1800

     12.6 Electronic Data Interchange. If the parties elect to facilitate their
          ---------------------------
activities hereunder by electronically sending and receiving data in agreed formats (also referred to in general usage as Electronic Data Interchange or EDI) in substitution for conventional paper-based documents, the terms and conditions of this Agreement will apply to such EDI activities and communications as if such EDI communication, and as if such communication were sent by facsimile.

     12.7 Severability. If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, then such provision(s) will be enforced to the maximum extent possible under applicable law and the remainder of such provision(s) will be excluded from this Agreement, and the balance of this Agreement will be interpreted as if such provision(s) or portion(s) thereof were so excluded and will continue to be enforceable in accordance with its terms.

     12.8 Counting of Time. Whenever days are to be counted under this
          ----------------
Agreement, the first day will not be counted and the last day will be counted, such that if a notice is delivered on a Monday to one party, for example, with a five (5) day reply period hereunder, the reply must be sent to the sending party (not received by such sending party) by such recipient party no later than 11:59 a.m. local time for the sender, on the Saturday next following such Monday.

     12.9 Costs and Attorneys' Fees. Subject to the allocation, if any, of fees
          -------------------------
or expenses pursuant to Section 8, if any action, suit or other proceeding, including arbitral proceedings, is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party will recover all of such party's reasonable fees and costs of attorneys incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

     12.10 Non-Waiver. The failure of a party in any one or more instances to
           ----------
insist upon strict performance of any of the terms and conditions of this Agreement will not be construed as a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

     12.11 Disclaimer of Agency; No Right to Bind Other Party. This Agreement
           --------------------------------------------------
will not render either party the legal representative or agent of another, nor will either party have the right or authority to assume, create, or incur any third party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement or except as may be expressly agreed in advance in writing by the party to be bound.

     12.12 Certain Third Parties. Nothing in this Agreement, express or implied,
           ---------------------
is intended to confer upon any person, other than the parties and their successors and assigns, any rights or remedies under or by reason of this Agreement.

     12.13 Captions. The captions to the Sections of this Agreement have been
           --------
inserted for identification and reference purposes only and will not be used to construe or interpret this Agreement.

     12.14 Counterparts. This Agreement may be executed in one or more
           ------------
counterparts, each of which will be an original and both of which will constitute together the same document.

     12.15 Official Language. The official text of this Agreement and any
           -----------------
appendices, Exhibits and Schedules, will be made, written and interpreted in English. Any notices, accounts, reports, documents, disclosures of information or statements required by or made under this Agreement, whether during its term or upon expiration or termination thereof, will be in English. In the event of any dispute concerning the construction or meaning of this Agreement, reference will be made only to this Agreement as written in English and not to any other translation into any other language.

                            [signatures to follow]

         IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Agreement on behalf of Developer and Embarcadero, as applicable.

DB SOFTWARE SOLUTIONS, LLC              EMBARCADERO TECHNOLOGIES, INC.

By: /s/ ASHOK                              By: /s/ RAJ P. SABHLOK
   ---------------------------------          ---------------------------------

Name: ASHOK KRISHNAMOORTHY                 Name: RAJ P. SABHLOK
     -------------------------------            -------------------------------

Title: COO                                 Title: CFO
      ------------------------------             ------------------------------

Date: 9/26/01                              Date: 9/26/01
     -------------------------------            -------------------------------

                                    EXHIBIT A
                                    ---------
                               FORM OF WORK ORDER
                               ------------------

1.   Specification of software to be developed:

2.   Software and development environment deliverables:

3.   Product development timeline and milestones:

4.   Estimated development costs:

5.   Acceptance:

                                    EXHIBIT B
                                    ---------
                     RIGHT OF FIRST REFUSAL EXERCISE NOTICE
                     --------------------------------------

[Date]

DB Software Solutions, LLC
3211 Scott Blvd., Suite 204
Santa Clara, California 95054
Attention: Chief Operating Officer

Re: Exercise of Right of First Refusal Pursuant to Section 3.2 of the Software Development Agreement between DB Software Solutions, LLC and Embarcadero Technologies, Inc. (the "Agreement")


Embarcadero Technologies, Inc. ("Embarcadero") hereby gives notice that it is exercising its right of first refusal to purchase the software program described below as provided for in Section 3.2 of the Agreement:

                    [INSERT DESCRIPTION OF OPTIONED SOFTWARE]

The price at which Embarcadero offers to purchase such Optioned Software is US$[________]. Please respond to the price offered by this exercise notice within five (5) days of your receipt of this letter.

Sincerely,

EMBARCADERO TECHNOLOGIES, INC.

_____________________________
By:
Title:

                                    EXHIBIT C
                                    ---------
                            ASSIGNMENT OF COPYRIGHTS
                            ------------------------

     This Assignment of Copyrights (the "Assignment"), is entered into as of the
                                         ----------
__ day of _________, 200_ (the "Effective Date"), by and among Embarcadero
                                --------------
Technologies, Inc., a Delaware corporation with principal offices at 425 Market Street, Suite 425, San Francisco, California 94105 ("Embarcadero") and DB
                                                     -----------
Software Solutions, LLC, a Delaware limited liability
company (the "Developer").
              ---------

                                    RECITALS
                                    --------

A. Developer and Embarcadero have entered into a Software Development Agreement dated as of September 27, 2001 (the "Agreement"), pursuant to which
                                               ---------
Embarcadero will purchase from Developer, and Developer will sell, assign and transfer to Embarcadero the copyrights of certain software Developer created thereunder.

B. For good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by Developer, Developer desires to give this Assignment for the purpose of effecting such purchase, sale and assignment pursuant to the provisions of the Agreement.

DEVELOPER AGREES AS FOLLOWS:

     1.   Sale of All of the Copyrights of Developer. Developer does hereby
          ------------------------------------------
irrevocably and unconditionally sell, convey, assign, transfer, and deliver to Embarcadero, its successors and assigns, all of its right, title and interest in and to all copyrights to:

                 [PLEASE DESCRIBE HERE OR REFER TO AN APPENDIX]

     2.   No Rights in Third Parties. Nothing expressed or implied in this
          --------------------------
Assignment is intended to confer upon any person, other than the parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Assignment.

     3.   Successors  and  Assignees.  This  Assignment  is  executed pursuant
          --------------------------
to the Agreement and is entitled to the benefits thereof and shall be binding upon and inure to the benefit of Developer and Embarcadero and their respective successors and assigns.

                             [signatures to follow]

     IN WITNESS WHEREOF, Developer has caused this Assignment to be executed on the date first above written.

DB SOFTWARE SOLUTIONS, LLC

By:_____________________________________

Name:___________________________________

Title:__________________________________

Date:___________________________________


Accepted this __th day of _______, 200_.


EMBARCADERO TECHNOLOGIES, INC.


By:    __________________________________

Name:  __________________________________

Title: __________________________________

                         SOFTWARE DEVELOPMENT AGREEMENT
                         ------------------------------

     THIS Software Development Agreement (the "Agreement"), is entered into as
                                               ---------
of the 27th day of September, 2001 (the "Effective Date"), by and among DB
                                         --------------
Software Solutions, LLC, a Delaware limited liability company ("DBSS") and Aztec
                                                                ----
Software and Technology Services Limited, an Indian corporation with principal offices at 23, 3rd `A' Cross, 18th Main, 6th Block, Koramangala, Bangalore - 560034, India ("Aztec").
                -----

                                    RECITALS
                                    --------

     WHEREAS, DBSS was formed to develop data and database management software which enables customers to better design, develop and administer e-business applications and their underlying databases;

     WHEREAS, DBSS desires that Aztec provide certain software development services as a subcontractor to DBSS;

     NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------

     1.1 "Confidential Information" means: (i) with respect to a party hereto,
          ------------------------
information that is owned or controlled by such party, its affiliates or sublicensees, that is disclosed by such party to the one or both of the other parties hereto pursuant to this Agreement, and that is identified by the disclosing party in writing, or is acknowledged by the receiving party in writing, to be confidential to the disclosing party or to a third party at the time of disclosure to the receiving party if disclosed in tangible form, or within thirty (30) days after disclosure if disclosed orally; or (ii) the Source Code of the Software, the Development Environment and any trade secrets related thereto; provided, however, that Confidential Information will not include any
         --------  -------
information which:

          (a)  Already Known Without Breach. Was already known to the receiving
               ----------------------------
party, without breach of any obligation of confidentiality by any party hereto, at the time of disclosure by the disclosing party;

          (b)  Generally Available or in Public Domain Without Breach. Was
               ------------------------------------------------------
generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party by the disclosing party, or later becomes available to the public or otherwise part of the public domain, in either event without breach of any obligation of confidentiality by the receiving party;

          (c)  Freely Disclosed by Disclosing Party to Others. Is disclosed by
               ----------------------------------------------
the disclosing party to others without an obligation of confidentiality;

          (d)  Required to be Disclosed. Is required to be disclosed pursuant to
               ------------------------
law, subject to the protective provisions set forth in Section 8.5; or

          (e)  Independently Developed.  The receiving party can document was
               -----------------------
subsequently and independently developed by employees or others on behalf of the receiving party without use of any Confidential Information disclosed to the receiving party or such others by the disclosing party and without breach of any obligation of confidentiality.

     1.2 "Deliverables" means the materials comprising the versions of the
          ------------
Software, and related Documentation and Development Environment, to be delivered by Aztec in connection with each Milestone, pursuant to a particular Work Order.

     1.3 "Development Environment" means development documentation,
          -----------------------
specifications, system build software, testing tools and documentation, support tools and environment, and other materials owned by or licensed to Aztec, which are reasonably necessary to use, develop, maintain, modify or implement Software, including Enhancements; provided, however, that "Development
                                  --------  -------        -----------
Environment" does not include tools and materials that are commercially
-----------
available from third party vendors.

     1.4 "Documentation" means user manuals, training materials, help text,
          -------------
sample documents, tutorials, graphics, and other written or graphic materials of Aztec that describe the operation of Software, including Enhancements thereof.

     1.5 "Enhancements" means, with respect to software, all extensions,
          ------------
updates, enhancements, modifications, releases, and versions of such software that Aztec makes available hereunder.

     1.6 "Milestone" and "Milestone Date" means each development milestone and
          ---------       --------------
its corresponding due date, pursuant to a particular Work Order.

     1.7 "Software" means a software program developed by Aztec pursuant to a
          --------
particular Work Order, in both object code and Source Code forms, including without limitation all Enhancements thereto.

     1.8 "Source Code" means software code in human readable and listing form,
          -----------
including without limitation fully-annotated listings of such code.

     1.9 "Specifications" means the functional and other specifications for
          --------------
Software.

     1.10 "Work Order" means a work order submitted by DBSS for the development
           ----------
of software hereunder, in the format specified in Exhibit A or as the parties
                                                  ---------
may otherwise agree.

                                   ARTICLE II
                                   ----------
                DEVELOPMENT, DELIVERY AND ACCEPTANCE OF SOFTWARE
                ------------------------------------------------

     2.1  Submission of a Work Order. From time to time during the term of this
          --------------------------
Agreement, DBSS will have the right to submit Work Orders for the development of Software hereunder. Within twelve (12) days of DBSS's receipt of a Work Order, Aztec will propose draft Specifications, Deliverables, Milestones and corresponding Milestone Dates (collectively, a "Proposal") which shall include a
                                                --------
budget for such Proposal detailing the applicable development personnel rates and estimated development time and expenses. DBSS will have the right to offer modifications to a Proposal in good faith, and Aztec will negotiate such modifications to the Proposal with DBSS in good faith for at least thirty (30) days; provided, however, that DBSS will have the right to accept any Proposal
      --------  -------
already made by Aztec with respect to a Work Order during such period. Once accepted by DBSS, a Proposal's Specifications, Deliverables, Milestones and Milestone Dates will become binding upon Aztec and DBSS.

     2.2  Development. Upon acceptance of a Proposal with respect to a
          -----------
particular Work Order, Aztec agrees to use commercially reasonable efforts to complete the development the Software in accordance with the Specifications, and to deliver all Deliverables for each Milestone on or before the corresponding Milestone Date, as agreed pursuant to Section 2.1.

     2.3  Delivery and Acceptance.
          -----------------------

               (a) Upon completion of each Milestone with respect to a particular Work Order, Aztec shall deliver to DBSS all applicable Deliverables for evaluation by DBSS pursuant to Section 2.3(b) on or before the corresponding Milestone Date. Prior to completion of the final Milestone for the Work Order, Aztec shall deliver to DBSS on the last day of each calendar month a status report of the development effort and a complete updated version of the Source Code, Documentation and Development Environment therefor developed as of such date. The Software and Development Environment shall be delivered in both machine-readable and Source Code forms.

               (b) Upon delivery to DBSS of the Deliverables comprising the completion of each Milestone, DBSS shall evaluate such Deliverables for conformity to the applicable Specifications. During such evaluation, DBSS shall refer to such quality guidelines as DBSS may have provided to Aztec as part of the Work Order. DBSS shall use all reasonable efforts to provide DBSS within thirty-two (32) days after receipt by DBSS of such Deliverables with written acceptance thereof, or a statement of defects to be corrected. Within twelve
(12) days after Aztec's receipt of a statement of defects, Aztec shall correct any such defects and return the corrected Deliverables for retesting and reevaluation, and DBSS shall use all reasonable efforts to provide to Aztec within eighteen (18) days after such redelivery a written acceptance or another statement of defects. Until acceptance by DBSS, Aztec shall continue to attempt to correct the defects and provide conforming Deliverables in accordance with the above procedure. Aztec shall invoice DBSS for Software only upon DBSS's acceptance of such Software pursuant to this Section 2.3(b). In the event DBSS does not provide a statement of defects to Aztec within thirty-two (32) days following receipt by DBSS of the Deliverables comprising the completion of each Milestone, such Deliverables shall be deemed to be accepted by DBSS.

               (c) Notwithstanding Sections 2.3(a) and (b), if Aztec does not deliver to DBSS the Deliverables meeting the applicable Specifications within eighty-five (85) days after the original Milestone Date for such Deliverables, DBSS shall have the right to complete or have completed the development of the Software itself and continue all of its rights under this Agreement, without such completion being deemed an acceptance of the Software. In the event that DBSS completes or has completed development of the Software, DBSS at its option shall receive a credit against such other sums otherwise payable to Aztec hereunder for the reasonable expenses that it incurs in performing such development.

     2.4  Use of Subcontractors.  Aztec may not delegate any of its obligations
          ---------------------
hereunder without DBSS's prior written consent, which shall not be unreasonably withheld. In any event, any delegation of obligations hereunder by Aztec will be subject to the delegated third party agreeing to be subject to all of the provisions hereof applicable to Aztec, including without limitation, those set forth in Articles 3, 6 and 8.

                                   ARTICLE III
                                   -----------
                          INTELLECTUAL PROPERTY RIGHTS
                          ----------------------------

     3.1  Assignment of Software. Aztec grants to DBSS (or its designee) all
          ----------------------
right, title and interest in and to the Software and its Enhancements and Documentation. Aztec shall reasonably cooperate with DBSS in securing and perfecting such assignment, including without limitation, executing an assignment of the form specified in Exhibit B.
                                    ---------

     3.2  Assignment of Other Rights. Aztec grants to DBSS (or its designee) all
          --------------------------
right, title and interest in and to any trade secrets, concepts, methods, processes, discoveries, ideas or inventions (whether patentable or not) developed pursuant to a particular Work Order. Aztec shall reasonably cooperate with DBSS in securing and perfecting such assignment(s), and in prosecuting any patents that derive priority therefrom.

     3.3  License of Development Environment. Aztec grants DBSS a license to use
          ----------------------------------
the Development Environment developed for particular Software and any derivative works thereof prepared by or under authority of Aztec, and to distribute internally or externally, sell, lease or otherwise transfer any of the foregoing, which license shall include the right of DBSS to license, sublicense and authorize others, including without limitation DBSS's customers, dealers, distributors and agents, to do and/or exercise any and all of such rights and licenses, including the right to further sublicense others.

     3.4  Ownership. As between the parties, DBSS shall retain all right,
          ---------
title and interest to all materials supplied to Aztec pursuant to a particular Work Order, which materials Aztec shall only have the limited license to use for purposes of effectuating such Work Order. Subject to the rights and licenses granted to DBSS hereunder, Aztec shall retain all right, title and interest in the Development Environment(s).

                                   ARTICLE IV
                                   ----------
                                    PAYMENT
                                    -------

     4.1  Software Development Compensation. In consideration of the development
          ---------------------------------
of Software, DBSS shall pay Aztec on a time-and-materials basis, the rates for the classes of development personnel as specified in the applicable Proposal. Aztec shall maintain reasonably adequate accounting records to substantiate the payments earned by Aztec pursuant to this Section 4.1.

     4.2  Payment Terms. All payments hereunder (with respect to amounts not
          -------------
disputed in good faith) are on a net thirty-five (35) day basis, measured from the date of invoice. Interest on late payments will accrue at a rate of one percent (1%) per month, or the highest rate allowable under law, whichever is less.

     4.3  Audit Rights. DBSS shall have the right to audit Aztec's relevant
          ------------
accounting records, upon ten (10) business days advance written notice, to verify the accuracy of payments due hereunder and for no other purpose. In the event that an audit shows that Aztec has overcharged by five percent (5%) or more, then Aztec shall bear all reasonable out-of-pocket costs incurred by DBSS in performing such audit, as well as immediately repaying DBSS the shortfall.

                                    ARTICLE V
                                    ---------
             TRAINING, TECHNICAL ASSISTANCE, SUPPORT AND MAINTENANCE
             -------------------------------------------------------

     5.1  Training. Aztec agrees to provide one (1) training class conducted by
          --------
a qualified Aztec employee for a reasonable number of DBSS and/or DBSS's customers' employees on the use of each Software hereunder. Such class shall be held at an DBSS-designated facility on dates reasonably agreed upon by the parties. The training shall be at no cost to DBSS except for reasonable travel and accommodation expenses for the Aztec employees providing such training. In addition, upon request of DBSS, Aztec agrees to provide additional training to DBSS and/or DBSS's customers, provided that DBSS and Aztec mutually agree at such time on an additional payment to for such training.

     5.2  Technical Assistance. Until DBSS's acceptance of all Deliverables due
          --------------------
hereunder, Aztec agrees to provide at no charge reasonable email and telephone consultation to Aztec and DBSS's customers with respect to the use of the Software. Aztec also agrees to provide at no charge a reasonable amount of technical assistance with respect to software engineering, quality assurance and preparation of revised documentation for the incorporation of the Software with or into DBSS or DBSS's customers' products. In the event that DBSS requests Aztec to perform services away from Aztec's principal offices, DBSS agrees to reimburse Aztec for reasonable travel and lodging expenses of any Aztec employees who perform such offsite services.

                                  ARTICLE VI
                                  ----------
                        WARRANTIES AND INDEMNIFICATION
                        ------------------------------

     6.1  Warranties by Aztec. Aztec represents and warrants that, with respect
          -------------------
to all Deliverables provided hereunder:

               (a) the Deliverables do not and shall not infringe any copyright, trade secret rights, any patent or other proprietary rights of any third party;

               (b)  immediately prior to the assignments made pursuant to
Article 3, Aztec is the sole and exclusive owner of the Deliverables and rights granted to DBSS in this Agreement;

               (c) Aztec has not previously granted and shall not grant any rights in the Deliverables to any third party that are inconsistent with the rights granted to DBSS herein;

               (d) Aztec has full power to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights granted to DBSS; and

               (e) Except as disclosed by Aztec to DBSS in writing at the time of delivery, all Deliverables provided by Aztec to DBSS hereunder, will, to the best of Aztec's knowledge at the time of delivery, conform to the applicable Specifications and, without limiting the foregoing, the final delivery of the Software to Aztec shall be free of known errors.

     6.2  Warranty by DBSS.  DBSS warrants that it has full power to enter into
          ----------------
this Agreement and to carry out its obligations under this Agreement.

     6.3  Limited Product Warranty. Aztec warrants that for a period of ninety
          ------------------------
(90) days from the date of acceptance of particular Software, the Software will conform substantially to the Specifications therefor. This warranty shall be limited to repair or replacement of any portion of the Software. The warranty in this Section 6.3 shall not extend to defects that would not have arisen but for
(a) Aztec's compliance with designs, specifications or written instructions furnished by DBSS to Aztec, (b) modifications of the Deliverables or Software by a party other than Aztec or at Aztec's direction after delivery of the Deliverables or the Software by Aztec to DBSS, and (c) use by DBSS of the Deliverable or the Software or any portion thereof in combination with any product not furnished, recommended or approved by Aztec where the defect would not have occurred but for such combination.

     6.4  Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 6,
          -------------------
NEITHER PARTY MAKES ANY WARRANTIES OF ANY KIND HEREUNDER, EITHER EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     6.5  Infringement Indemnity. Aztec shall indemnify DBSS and DBSS's
          ----------------------
customers against and hold DBSS and DBSS's customers harmless from any liability or expense, including court costs and reasonable fees of attorneys and other professionals, arising out of or resulting from any breach or claimed breach of the warranties set forth herein. In the event of any such claim, DBSS agrees promptly to notify Aztec of the claim and to permit DBSS, at DBSS's expense, to participate in the defense thereof with counsel of DBSS's choosing, subject to Aztec's supervision and control.

         6.6 Indemnification of Aztec. Except to the extent Aztec is required
             ------------------------
to indemnify DBSS pursuant to Section 6.5 above or claims arising from the negligence of Aztec, DBSS shall indemnify Aztec and hold Aztec harmless for any liability or expense, including court costs and reasonable fees of attorneys and other professionals, for any third party claims brought against Aztec arising out of claims that would not have arisen but for (a) the use of the Software by DBSS or DBSS's customers in any product of DBSS or DBSS's customers, (b) modification of the Deliverables or Software by a party other than Aztec or at Aztec's direction after delivery of the Deliverables or the Software by Aztec to DBSS, or (c) Aztec's compliance with designs, specifications or written instructions furnished by DBSS to Aztec. In the event of any such claim, Aztec shall promptly notify DBSS of the claim, authorize DBSS to control the defense and settlement of such claim, and provide full information and assistance as may be reasonably requested by DBSS for such defense or settlement.

                                  ARTICLE VII
                              DISPUTE RESOLUTION

         7.1 Negotiation between Executives. Subject to Section 7.7, the
             ------------------------------
parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Either party may give the other party written notice of any dispute not resolved in the normal course of business. Within fifteen (15) days after delivery of the notice, the receiving party shall submit to the other a written response. The notice and the response shall include: (i) a statement of each party's position and a summary of arguments supporting that position; and (ii) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within fifteen (15) days after delivery of the disputing party's notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored. All negotiations pursuant to this Section 7.1 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

         7.2 Arbitration. Subject to Section 7.7, any dispute arising out of or
             -----------
relating to this Agreement which has not been resolved through negotiation as provided under Section 7.1 within sixty (60) days of the initiation of such procedure, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, by three (3) independent and impartial arbitrators, of whom each party shall appoint one arbitrator, the two arbitrators selecting the third arbitrator. The judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

         7.3 Arbitrator Decisions. The arbitrators will decide in accordance
             --------------------
with the terms of this Agreement and will take into account any appropriate trade usages applicable to the transaction. The arbitrators will state in writing the reasons upon which the award is based. The arbitrators may allocate the fees and expenses of arbitration, including the reasonable fees and costs of the attorneys for the parties among the parties as the arbitrators deem appropriate. If no allocation of fees is made, the allocation set forth in
Section 11.9 below shall apply and arbitration costs and fees shall be borne by the non-prevailing party.

         7.4 Award of Arbitrators. The award of the arbitrators will be final
             --------------------
and binding upon the parties. Judgment upon the award may be entered in any court having jurisdiction. An application may be made to any such court for judicial acceptance of the award and an order of enforcement.

         7.5 Confidentiality. The negotiations pursuant to Section 8.1 and any
             ---------------
arbitration proceedings pursuant to Section 8.2 and terms of any arbitration award shall be deemed Confidential Information for the purposes of this Agreement.

         7.6 Applicable Law; Disclosure. The law of the State of California,
             --------------------------
excluding that body of law known as conflict of laws, will be the applicable substantive law for all matters except those governed and by federal law, which will apply to such other matters.

         7.7 Litigation. Any dispute involving the Confidential Information or
             ----------
intellectual property of a party for which the parties may seek judicial relief, shall be subject to the exclusive venue of the state and federal courts within the Northern District of California and the parties hereby consent to the venue and jurisdiction of such courts.

                                  ARTICLE VIII
                                  ------------
                                CONFIDENTIALITY
                                ---------------

         8.1 Scope. The provisions of this Article 8 will apply to all
             -----
Confidential Information disclosed by one party to the other party, whether prior to or after the Effective Date, and which is not otherwise the subject of a written nondisclosure agreement between the parties. Each party: (i) will hold the other parties' Confidential Information in strict confidence; (ii) will not disclose such Confidential Information to any third party and will take all reasonable steps to prevent such disclosure, which steps will include at least those taken by such relevant other party to protect such other party's own confidential information of like kind; and (iii) will not use any Confidential Information of the other party for any purpose except as is necessary to carry out this Agreement. Each receiving party may disclose the disclosing party's Confidential Information to the receiving party's responsible employees and consultants who have a bona fide need to know, but only to the extent necessary to carry out the purposes of this Agreement. Each receiving party will instruct all such employees and consultants not to disclose such Confidential Information to third parties, including other consultants, without the prior written permission of the disclosing party.

         8.2 Return of Confidential Information. Upon the disclosing party's
             ----------------------------------
request, the receiving party will promptly return to the disclosing party all tangible items containing or consisting of the disclosing party's Confidential Information and all copies thereof.

         8.3 No Other Rights.  Nothing contained in this Agreement will be
             ---------------
construed as granting any rights to the receiving party, by license or otherwise, to any of the disclosing party's Confidential Information except as specified in this Agreement.

         8.4 Acknowledgment. Each party acknowledges that the unauthorized
             --------------
disclosure or use of the disclosing party's Confidential Information would cause irreparable harm and significant injury to the disclosing party, the degree of which may be difficult to ascertain. Accordingly, the parties agree that the disclosing party will have the right to seek an immediate injunction enjoining any breach of this Article 8 by the receiving party or its employees or consultants, as well as the right to pursue any and all other rights and remedies available at law or in equity for such breach.

         8.5 Disclosure Required by Law. If the receiving party (or an affiliate
             --------------------------
of the receiving party) is required, whether by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, by any competent government authority, including pursuant to any applicable rule of any stock exchange, self-regulatory organization or other government agency, to disclose any Confidential Information of the disclosing party, the receiving party will promptly notify the disclosing party in writing, in reasonable detail, of such request or requirement and will cooperate with the disclosing party in seeking appropriate protective arrangements requested by the disclosing party. If, in the absence of a protective order or the receipt of a waiver in writing by the disclosing party of such protective order, the receiving party (or any of its affiliates) is in the written opinion of the receiving party's counsel compelled to disclose the Confidential Information or else stand liable for contempt or suffer other censure or significant penalty, the receiving party (or its affiliates) may disclose only so much of the Confidential Information to the party compelling disclosure as is required by law. The receiving party will exercise (and will cause its affiliates to exercise) commercially reasonable best efforts to obtain appropriate protective arrangements or other reliable assurance that confidential treatment will be accorded to Confidential Information of the disclosing party in the event of such required disclosure.

         8.6 Public Announcements. During the term of this Agreement, neither
             --------------------
party hereto will (except as may otherwise be required by law or by the Exchange Act as described in, and subject to the provisions of, Section 8.5) issue any press release or other public announcement or disclosure, with respect to this Agreement, or any of the transactions contemplated hereby, nor any material development relating to any of the foregoing, without the prior written consent of the other party.

                                   ARTICLE IX
                                   ----------
                                   TERMINATION
                                   -----------

         9.1   Term.     The term of this Agreement shall be three (3) years
               ----
commencing on the Effective Date. The term of this Agreement shall automatically renew for additional one (1) year terms unless either party provides the other party written notice of its intention to terminate this Agreement within at least thirty (30) days of the last day of the then applicable term of this Agreement; provided, however, that Aztec may not provide such notice and terminate this Agreement in the event that certain software development agreement between DBSS and Embarcadero Technologies, Inc., a Delaware corporation, of even date herewith is still in force.

         9.2   Termination.
               -----------

                (a) Either party may terminate this Agreement prior to the end of the term of this Agreement if the other party becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if that petition or proceeding is not dismissed with prejudice within sixty (60) days after filing.

                (b) Either party shall have the right to terminate this Agreement prior to the end of the term of this Agreement if the other party breaches any material term or condition of this Agreement and fails to cure that breach with thirty (30) days after receiving written notice of the breach from the other party.

         9.3   Survival.   The following provisions shall survive any
               --------
termination of this Agreement, whether by the expiration of the term of this Agreement or the termination of this Agreement by a party as provided for in
Section 9.2 above: Articles 1 (Definitions), 3 (Intellectual Property Rights), 6 (Warranties and Indemnification); 7 (Dispute Resolution), 8(Confidentiality); 10 (Limitation of Liability) and 11 (General Provisions) and this Section 9.3. Any amounts due by one party to the other party pursuant to this Agreement shall become immediately due and payable upon the termination of this Agreement and the obligation to make such payment shall survive the termination of this Agreement.

                                    ARTICLE X
                                    ---------
                             LIMITATION OF LIABILITY
                             -----------------------

         EXCEPT WITH RESPECT TO LIABILITY UNDER SECTIONS 6.5 AND 6.6, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY BREACH HEREUNDER IN AN AGGREGATE AMOUNT IN EXCESS OF THE AMOUNTS TO BE PAID BY EMBARCADERO TO DEVELOPER HEREUNDER. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF THIS AGREEMENT.

                                  ARTICLE XI
                                  ----------
                              GENERAL PROVISIONS
                              ------------------

       11.1   Further Assurances. The parties will execute and deliver any
              ------------------
further instruments or documents and perform any additional acts that are or may become necessary to effectuate and carry out the purposes and intent of this Agreement.

       11.2   Binding Effect. This Agreement will be binding on and inures to
              --------------
the benefit of the parties and their respective transferees, successors, assigns and legal representatives.

       11.3   Entire Agreement; Amendment. This Agreement sets forth the entire
              ---------------------------
agreement between the parties with respect to the specific subject matter hereof, and, except as otherwise set forth herein, supersedes and terminates all prior representations, agreements and understandings between the parties regarding the subject matter hereof. No alteration, amendment, change or addition to this Agreement will be binding upon the parties unless in writing and signed by an authorized signatory of each party.

       11.4   Assignment. Aztec shall not assign this Agreement without the
              ----------
prior written consent of Aztec. Any assignment hereunder shall be subject to the written consent of the assignee to all the terms and provisions of this Agreement.

       11.5   Notices. All notices, requests, consents and other communications
              -------
hereunder to any party will be deemed to be sufficient if contained in a written instrument delivered in person, including delivery by recognized express courier, fees prepaid, or sent by facsimile transmission or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, in each case addressed as set forth below, or to such other address as may hereinafter be designated in writing by the recipient to the sender pursuant to this Section 11.5. All such notices, requests, consents and other communications will be deemed to have been received in the case of personal delivery, including delivery by express courier, on the date of such delivery; in the case of facsimile transmission, on the date of transmission with transmission confirmation; and in the case of mailing, on the fourth (4th) day after deposit in the U.S. mail, proper postage prepaid.

       If to DBSS:          DB Software Solutions, LLC
                            3211 Scott Blvd., Suite 204
                            Santa Clara, California 95054
                            Attention: Chief Operating Officer
                            Facsimile: 1 408 748 1800

       If to Aztec:         Aztec Software and Technology Services
                            Limited 23, 3rd `A' Cross, 18th Main, 6th
                            Block Koramangala, Bangalore - 560034,
                            India Attention: S. Parthasarathy and
                            A.G. Muralikrishnan
                            Facsimile: 011 91 80 552 1987

       11.6   Electronic Data Interchange. If the parties elect to facilitate
              ---------------------------
their activities hereunder by electronically sending and receiving data in agreed formats (also referred to in general usage as Electronic Data Interchange or EDI) in substitution for conventional paper-based documents, the terms and conditions of this Agreement will apply to such EDI activities and communications as if such EDI communication, and as if such communication were sent by facsimile.

       11.7   Severability. If one or more provisions of this Agreement are held
              ------------
to be unenforceable under applicable law, then such provision(s) will be enforced to the maximum extent possible under applicable law and the remainder of such provision(s) will be excluded from this Agreement, and the balance of this Agreement will be interpreted as if such provision(s) or portion(s) thereof were so excluded and will continue to be enforceable in accordance with its terms.

       11.8   Counting of Time. Whenever days are to be counted under this
              ----------------
Agreement, the first day will not be counted and the last day will be counted, such that if a notice is delivered on a Monday to one party, for example, with a five (5) day reply period hereunder, the reply must be sent to the sending party (not received by such sending party) by such recipient party no later than 11:59 a.m. local time for the sender, on the Saturday next following such Monday.

       11.9   Costs and Attorneys' Fees. Subject to the allocation, if any, of
              -------------------------
fees or expenses pursuant to Section 7, if any action, suit or other proceeding, including arbitral proceedings, is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party will recover all of such party's reasonable fees and costs of attorneys incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

       11.10  Non-Waiver. The failure of a party in any one or more instances to
              ----------
insist upon strict performance of any of the terms and conditions of this Agreement will not be construed as a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

       11.11  Disclaimer of Agency; No Right to Bind Other Party. This Agreement
              --------------------
will not render either party the legal representative or agent of another, nor will either party have the right or authority to assume, create, or incur any third party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement or except as may be expressly agreed in advance in writing by the party to be bound.

       11.12  Certain Third Parties. Nothing in this Agreement, express or
              ---------------------
implied, is intended to confer upon any person, other than the parties and their successors and assigns, any rights or remedies under or by reason of this Agreement.

       11.13  Captions. The captions to the Sections of this Agreement have been
              --------
inserted for identification and reference purposes only and will not be used to construe or interpret this Agreement.

       11.14  Counterparts. This Agreement may be executed in one or more
              ------------
counterparts, each of which will be an original and both of which will constitute together the same document.

       11.15  Official Language. The official text of this Agreement and any
              -----------------
appendices, Exhibits and Schedules, will be made, written and interpreted in English. Any notices, accounts, reports, documents, disclosures of information or statements required by or made under this Agreement, whether during its term or upon expiration or termination thereof, will be in English. In the event of any dispute concerning the construction or meaning of this Agreement, reference will be made only to this Agreement as written in English and not to any other translation into any other language.

                             [signatures to follow]

       IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Agreement on behalf of DBSS and Aztec, as applicable.

DB SOFTWARE SOLUTIONS, LLC     AZTEC SOFTWARE AND TECHNOLOGY
                               SERVICES LIMITED

By: /s/ ASHOK                           By: /s/ A.G. MURALIKRISHNAN
   --------------------------------        ------------------------------------

Name: ASHOK KRISHNAMOORTHY              Name: A.G. MURALIKRISHNAN
     ------------------------------          ----------------------------------

Title: CHIEF OPERATING OFFICER          Title: CHIEF FINANCIAL OFFICER
      -----------------------------           ---------------------------------

Date: 29/9/2001                         Date: 29/9/2001
     ------------------------------          ----------------------------------

                                    EXHIBIT A
                                    ---------
                               FORM OF WORK ORDER
                               ------------------

1.  Specification of software to be developed:

2.  Software and development environment deliverables:

3.  Product development timeline and milestones:

4.  Estimated development costs:

5.  Acceptance:

                                    EXHIBIT B
                                    ---------
                            ASSIGNMENT OF COPYRIGHTS
                            ------------------------

       This Assignment of Copyrights (the "Assignment"), is entered into as of
                                           ----------
the __ day of _________, 200_ (the "Effective Date"), by and among Aztec
                                    --------------
Software and Technology Services Limited, an Indian corporation with principal offices at 23, 3rd `A' Cross, 18th Main, 6th Block, Koramangala, Bangalore - 560034, India ("Aztec") and DB Software Solutions, LLC, a Delaware limited
                -----
liability company ("DBSS").
                    ----

                                    RECITALS
                                    --------

A. Aztec and DBSS have entered into a Software Development Agreement dated as of September 27, 2001 (the "Agreement"), pursuant to which DBSS will purchase
                               ---------
from Aztec, and Aztec will sell, assign and transfer to DBSS the copyrights of certain software Aztec created thereunder.

B. For good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by Aztec, Aztec desires to give this Assignment for the purpose of effecting such purchase, sale and assignment pursuant to the provisions of the Agreement.

DEVELOPER AGREES AS FOLLOWS:

       1.     Sale of All of the Copyrights of Aztec. Aztec does hereby
              --------------------------------------
irrevocably and unconditionally sell, convey, assign, transfer, and deliver to DBSS, its successors and assigns, all of its right, title and interest in and to all copyrights to:

                 [PLEASE DESCRIBE HERE OR REFER TO AN APPENDIX]

       2.     No Rights in Third Parties. Nothing expressed or implied in this
              --------------------------
Assignment is intended to confer upon any person, other than the parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Assignment.

       3.     Successors  and  Assignees.  This Assignment is executed pursuant
              --------------------------
to the Agreement and is entitled to the benefits thereof and shall be binding upon and inure to the benefit of DBSS and Aztec and their respective successors and assigns.

                             [signatures to follow]

       IN WITNESS WHEREOF, Aztec has caused this Assignment to be executed on the date first above written.

AZTEC SOFTWARE AND TECHNOLOGY SERVICES LIMITED

By:_______________________________________

Name:_____________________________________

Title:____________________________________

Date:_____________________________________


Accepted this __th day of _______, 200_.



DB SOFTWARE SOLUTIONS, LLC



By:    _______________________________________

Name:  _______________________________________

Title: _______________________________________